                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)

            OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check the appropriate box:

        |X|     Preliminary Proxy Statement
        |_|     Confidential,  for Use of the  Commission  Only (as permitted by
                Rule 14a-6(e)2)
        |_|     Definitive Proxy Statement
        |_|     Definitive Additional Materials
        |_|     Soliciting Material Under Rule 14(a)-12

                                    CPX Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

        Payment of Filing Fee (Check the appropriate box):

        |X|     No fee required.

        |_|     Fee computed on table below per  Exchange Act Rules  14a-6(i)(1)
                and 0-11.

        (1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

        (2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

        (3)     Per unit price or other underlying value of transaction computed pursuant  to  Exchange  Act Rule 0-11 (set  forth the  amount on which  the  filing  fee  is  calculated  and  state  how  it was determined):

--------------------------------------------------------------------------------

        (4)     Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

        (5)     Total fee paid:

--------------------------------------------------------------------------------

        |_|     Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

        |_|     Check  box if any  part  of the fee is  offset  as  provided  by
                Exchange Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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        (1)     Amount Previously Paid:

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        (2)     Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

        (3)     Filing Party:

--------------------------------------------------------------------------------

        (4)     Date Filed:

                                       -2-

                                    CPX CORP.

                        150 EAST 52ND STREET, 21ST FLOOR
                            NEW YORK, NEW YORK 10022

                              --------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              --------------------

To the Stockholders:

         NOTICE IS HEREBY  GIVEN that the Annual  Meeting of  Stockholders  (the
"Meeting") of CPX Corp., a Delaware corporation (the "Company"), will be held at the offices of Olshan Grundman Frome  Rosenzweig & Wolosky LLP, 505 Park Avenue,
New York,  New York 10022,  on _____,  2001, at 9:00 A.M.,  Local Time,  for the
following purposes:

              1.      To elect  three (3) members of the Board of  Directors  to serve until the next annual  meeting of  stockholders  and
                      until  their   successors   have  been  duly  elected  and
                      qualified;

              2.      To consider and act upon a proposal to amend the Company's
                      Restated  Certificate of Incorporation to effect a reverse stock split of the Company's Common Stock;

              3.      To consider and act upon a proposal to adopt the Company's
                      2000 Stock Option Plan;

              4.      To consider and act upon a proposal to adopt the Company's
                      1999 Directors Stock Option Plan;

              5.      To ratify the  appointment  of Grant  Thornton  LLP as the
                      Company's  independent  auditors for the fiscal year ended
                      March 31, 2001; and

              6.      To transact such other business as may properly be brought before the meeting or any adjournment thereof.

         Among the  matters to be  considered  at the  Meeting is a proposal  to amend the Company's  Restated  Certificate  of  Incorporation.  Pursuant to this proposal,  the Company would enact a one-for-1,000 reverse stock split which, if approved,  will enable the Company to "go private" and thus end its  obligations to file annual and periodic  reports and make other filings with the  Securities and Exchange Commission.

         The Board of Directors  has fixed the close of business on May 11, 2001 as the record date for the  Meeting.  Only  stockholders  of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

         YOU ARE  REQUESTED,  WHETHER  OR NOT  YOU  PLAN  TO BE  PRESENT  AT THE
MEETING,  TO MARK, DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING  PROXY IN THE
ENCLOSED  ENVELOPE  TO WHICH NO POSTAGE  NEED BE AFFIXED IF MAILED IN THE UNITED
STATES.

                                       -1-

         You may  revoke  your  Proxy for any  reason  at any time  prior to the voting  thereof,  and if you attend the meeting in person you may  withdraw  the
Proxy and vote your own shares.

                                         By Order of the Board of Directors

                                         Warren G. Lichtenstein
                                         Chairman and Chief Executive Officer

Dated:  New York, New York
        June __, 2001

                                       -2-

                     PRELIMINARY COPY SUBJECT TO COMPLETION
                               DATED JUNE 7, 2001

                                    CPX CORP.
                        150 EAST 52ND STREET, 21ST FLOOR
                            NEW YORK, NEW YORK 10022

                              --------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders by the Board of
Directors of CPX Corp., a Delaware  corporation (the  "Company"),  in connection with the  solicitation  of the  accompanying  Proxy  for use at the 2001  Annual
Meeting of Stockholders of the Company (the "Meeting") to be held at the offices of Olshan  Grundman Frome  Rosenzweig & Wolosky LLP, 505 Park Avenue,  New York,
New York 10022, on _____,  2001, at 9:00 A.M., local time, or at any adjournment thereof.

         The principal  executive  offices of the Company are located at150 East
52nd Street,  21st Floor,  New York, New York 10022.  The  approximate  date on which  this Proxy  Statement  and the  accompanying  Proxy will first be sent or given to stockholders is June __, 2001.

                          PURPOSE OF THE ANNUAL MEETING

         At the  Meeting,  stockholders  will be asked:  (1) to elect  three (3)
members of the Board of  Directors  to serve  until the next  annual  meeting of stockholders  and until their  successors  have been duly elected and qualified;
(2) to  consider  and act  upon a  proposal  to  amend  the  Company's  Restated
Certificate  of  Incorporation  to effect a reverse stock split of the Company's
Common  Stock;  (3) to consider  and act upon a proposal to adopt the  Company's
2000 Stock  Option  Plan;  (4) to consider  and act upon a proposal to adopt the
Company's  1999 Directors  Stock Option Plan;  (5) to ratify the  appointment of
Grant  Thornton LLP as the  Company's  independent  auditors for the fiscal year ended March 31, 2001; and (6) to transact such other business as may properly be brought before the meeting or any adjournment thereof.

         Among the  matters to be  considered  at the  Meeting is a proposal  to amend the  Company's  Restated  Certificate  of  Incorporation  to provide for a one-for-1,000  reverse stock split.  If approved,  this proposal will enable the
Company to "go private" and thus end its obligations to file annual and periodic reports and make other filings with the Securities and Exchange  Commission (the
"SEC").  The  purpose  behind  the  proposal  to amend  the  Company's  Restated
Certificate  of  Incorporation  is to (i)  eliminate the costs  associated  with filing  documents  under the  Securities  Exchange Act of 1934,  as amended (the
"1934  Act") with the SEC,  (ii) reduce the costs of  administering  stockholder accounts and  responding to  stockholder  requests,  (iii) provide  liquidity to stockholders  holding a small number of shares and (iv) provide the Company with greater  flexibility in the management of the Company's  capitalization  and the ability to pursue potential acquisition opportunities in the future.

                               SUMMARY TERM SHEET

         The following summary briefly describes the reverse stock split.  While this  summary  describes  the  material  terms  that you  should  consider  when evaluating the reverse stock split, the Proxy Statement contains a more detailed description of such terms.  We encourage you to read this entire Proxy Statement and the  documents we have  incorporated  by reference  before  voting.  We have included section references to direct you to a more complete  description of the topics described in this summary.

         If  the  reverse  stock  split  is  completed,   stockholders   holding
fractional  shares of our common  stock  will  receive a price per share in cash based upon the average  closing price of our common stock during the 10 business days prior to the reverse  stock split for each  fractional  share of our common stock. There are no appraisal rights in connection with the reverse stock split.
Please read  "PROPOSAL 2 - PROPOSAL TO AMEND THE COMPANY'S  AMENDED AND RESTATED
CERTIFICATE  OF  INCORPORATION  TO EFFECT A REVERSE  STOCK  SPLIT OF THE  COMMON
STOCK"  beginning  on page 15, "- Special  Factors"  beginning on page 16 and "-
Appraisal Rights; Escheat Laws" beginning on page 28. If the reverse stock split is  completed,  stockholders  with less than 1,000  shares of our  common  stock before the reverse stock split will have no further interest in the corporation.
Assuming the reverse stock split became  effective on the Record Date, the price per share paid for fractional  shares would be $.0879  (calculated  based on the average  daily  closing  prices of the Common Stock for the 10 days  immediately preceding the Record Date).  The total  consideration  to be paid as a result of the  reverse  stock  split  based  on  this  assumed  purchase  price  would  be approximately $92,000.

         As a result of the reverse stock split:

o        stockholders  who have  fewer than  1,000  shares of our  common  stock before the reverse  stock split will receive cash in exchange for their shares of our common  stock and will no longer have any interest in our future earnings or growth; and

o        we will have  fewer  than 300  stockholders  and  therefore  we will no longer be a public company and accordingly we will no longer be subject to the periodic reporting requirements and proxy rules of the 1934 Act.

Please read "PROPOSAL 2 - Special Factors - Effect of the Proposed Reverse Split
on  Stockholders"  beginning  on page 24 and "- Effect of the  Proposed  Reverse
Split on the Company" beginning on page 25.

         The board of directors has  determined  that the reverse stock split is advisable  and in the best  interests  of the  Company  and its  affiliated  and unaffiliated  stockholders  and  recommends  that you approve the reverse  stock split.  Please read "PROPOSAL 2 - Special Factors - Recommendation  of the Board
of Directors; Fairness of the Transaction" beginning on page 18.

         The reverse  stock split must be  approved by the  affirmative  vote of greater than 50% of the  outstanding  shares of our common  stock,  or 7,316,993 shares. Warren Lichtenstein,  our Chief Executive Officer, President,  Secretary
and Treasurer,  owns an aggregate of 4,687,762 shares of our common stock, which represents  32% of the  common  stock  outstanding  on the  record  date for the meeting.  Mr.  Lichtenstein  has  stated  that he  intends to vote his shares of common stock for the reverse stock split. No other executive officer or director of the Company owns any shares of our common stock.  Please read "VOTING RIGHTS"
beginning on page 5.

                                       -2-

         Pursuant  to  Delaware  General  Corporation  Law,  there  will  be  no appraisal  rights for  dissenting  stockholders  if the  reverse  stock split is approved.  Under state  escheat  laws,  any cash for  fractional  interests  not claimed by the  stockholder  entitled  to it may  escheat to, and be claimed by, various states.  See "PROPOSAL 2 - Appraisal Rights;  Escheat Laws" beginning on page 28.

         The receipt of cash in the reverse stock split by you will be a taxable transaction  to you in the same way as if you sold your shares in the market for the same price as the price per share paid for  fractional  shares.  Please read
"PROPOSAL 2 - Special Factors - Tax  Consequences to Stockholders Who Are Cashed
Out in the Reverse Split" on page 28.

         If you have more questions  about the reverse stock split or would like
additional   copies  of  this  Proxy   Statement,   you  should  contact  Warren
Lichtenstein at CPX Corp., 150 East 52nd Street,  21st Floor, New York, New York
10022, Telephone: (212) 813-1500.

                                       -3-

                        RECORD DATE AND VOTING SECURITIES

         Only  stockholders  of record at the close of business on May 11, 2001, the record date (the "Record Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any adjournment  thereof. As of the close of business on the Record Date,  there were  14,633,985  outstanding  shares of the
Company's common stock, $0.001 par value per share (the "Common Stock"). Each of such  shares  is  entitled  to one  vote.  There  was no other  class of  voting securities  of  the  Company  outstanding  on  that  date.  A  majority  of  the outstanding shares present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

         Shares of Common  Stock  represented  by  Proxies,  which are  properly executed,  duly  returned and not revoked will be voted in  accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, the  shares  of  Common  Stock  represented  thereby  will be voted  (i) for the election as  Directors  of the persons who have been  nominated  by the Board of
Directors,  (ii) in favor of amending  the  Company's  Restated  Certificate  of
Incorporation  to effect the reverse stock split of the Company's  Common Stock,
(iii) in favor of adopting  the 2000 Stock Option Plan of the Company (the "2000
Plan")  (iv) in favor of  adopting  the 1999  Directors  Stock  Option Plan (the
"Directors Plan"), (v) for the ratification of the appointment of Grant Thornton
LLP as the Company's  independent auditors for the year ended March 31, 2001 and
(vi) for any other matter unknown a reasonable time before the solicitation that may properly be brought  before the Meeting in  accordance  with the judgment of the person or persons  voting the Proxies.  The  execution of a Proxy will in no way affect a stockholder's  right to attend the Meeting and vote in person.  Any
Proxy  executed  and  returned  by a  stockholder  may be  revoked  at any  time thereafter  if written  notice of  revocation  is given to the  Secretary of the
Company  prior  to the vote to be taken at the  Meeting,  or by  execution  of a subsequent  Proxy  which is  presented  to the  Meeting,  or if the  stockholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast  pursuant to the  authority  conferred by such
Proxy prior to such revocation.

         The cost of  solicitation  of the Proxies being  solicited on behalf of the Board of Directors  will be borne by the Company.  In addition to the use of the mails, proxy  solicitation may be made by telephone,  telegraph and personal interview by officers, directors and employees of the Company. Approximately ten days prior to the Meeting date,  notices will be mailed to stockholders who have not yet returned their proxies  reminding them to vote. The form of such notices is attached  hereto as Appendix A. The Company  will,  upon  request,  reimburse brokerage houses and persons holding Common Stock in the names of their nominees
for  their  reasonable   expenses  in  sending  soliciting   material  to  their
principals.

         The Company has retained  Mackenzie  Partners,  Inc.  ("Mackenzie")  to solicit proxies at a cost of approximately  $10,000,  plus certain out-of-pocket expenses.  If the Company  requests  Mackenzie to perform  additional  services,
Mackenzie will bill the Company at its usual rate.

                                       -4-

                                  VOTING RIGHTS

         Holders  of shares of Common  Stock are  entitled  to one vote for each share held on all matters.

         The holders of a majority of the  outstanding  shares of Common  Stock, whether present in person or represented by proxy,  will constitute a quorum for each of the  matters  identified  in the notice of  meeting,  as well as for any other matters that may come before the meeting.

         Broker  "non-votes"  and the shares as to which a stockholder  abstains from voting are included for purposes of determining  whether a quorum of shares is present at a  meeting.  A broker  "non-vote"  occurs  when a nominee  holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting power with respect to that item and has not received instructions from the beneficial owner.

         A  plurality  of the  votes  cast  is  required  for  the  election  of directors. In tabulating the vote on the election of directors,  abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of such vote.

         The affirmative vote of a majority of the outstanding  shares of Common
Stock is required to approve the reverse stock split.  Accordingly,  abstentions and broker  non-votes  will have the same effect as a negative vote with respect to this proposal.

         The  affirmative  vote of a  majority  of the votes  cast by holders of
Common Stock is required to approve the adoption of the 2000 Plan, the Directors
Plan and the  proposal  to ratify the  appointment  of Grant  Thornton  LLP.  In tabulating  the vote on the  proposals  to approve the adoption of the 2000 Plan and  Directors  Plan  and to  ratify  the  appointment  of Grant  Thornton  LLP, abstentions,  withholding  of  authority  to vote or  broker  non-votes  are not considered  shares  entitled  to vote on the  proposal  and are not  included in determining  whether the adoption of the 2000 Plan,  the  Directors  Plan or the appointment of Grant Thornton LLP is approved.

                                       -5-

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information  concerning ownership of the
Company's  Common  Stock,  as of May 11,  2001,  by each person  known to be the beneficial  owner of more than five  percent of the Common Stock and the address of such individuals or entities,  each director,  nominees for director,  and by all directors and executive officers of the Company as a group:

                                                                                          Shares to be          Percentage of
                                                                       Pre-Split          Beneficially           Outstanding
                                         Pre-Split Amount and        Percentage of          Owned if             Common Stock
               Name                            Nature of               Outstanding        Proposal 2 is         if Proposal 2
         of Beneficial Owner             Beneficial Ownership         Common Stock          Approved             is Approved
         -------------------             --------------------         ------------          --------            -------------

Warren G. Lichtenstein (1)(2)
150 E. 52nd Street, 21st Floor
New York, New York 10022                      4,687,762                  32.0%               4,688                  34.5%

Steel Partners II, L.P.
150 E. 52nd Street, 21st Floor
New York, New York 10022                      2,180,362                  14.9%               2,180                  16.0%

J. Ezra Merkin
Gabriel Capital Corp.
450 Park Avenue                                 740,797(3)                5.1%                 741                   5.5%
New York, New York 10022

Larry Callahan                                      -0-                    -0-                  -0-                    0%

Steven Wolosky                                      -0-                    -0-                  -0-                    0%

All directors and executive officers as       4,687,762                  32.0%               4,688                  34.5%
a group (3 persons)

------------------

(1)      Includes:  (i)  2,180,362  shares owned by Steel  Partners II, L.P., an entity controlled by Mr. Lichtenstein,  and (ii) 2,507,400 shares owned directly by Mr. Lichtenstein.

(2)      More than one beneficial owner is listed above for the same securities, since the shares  owned  beneficially  by Steel  Partners  II, L.P. are included in the shares beneficially owned by Mr. Lichtenstein. See note
         (1) above.

(3)      Based on Schedule 13G filed  jointly in February 2000 by J. Ezra Merkin and Gabriel Capital Corporation  ("Gabriel").  Mr. Merkin is deemed the beneficial owner of 740,797 shares of Common Stock by virtue of (i) his position as General Partner, president and sole stockholder of Gabriel, which owns  299,282  shares of Common  Stock and (ii)  Gabriel,  as the investment advisor to Ariel Fund Limited ("Ariel"), having the power to vote and to direct the  voting of and the power to  dispose  and direct the disposition of the 441,515 shares of Common Stock owned by Ariel.

                                       -6-

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

NOMINEES

         Each of the nominees named below has consented to be named in the Proxy
Statement and serve as a director until  expiration of his  respective  term and until such  nominee's  successor  has been  elected and  qualified  or until the earlier resignation or removal of such nominee. Unless otherwise specified,  all
Proxies  received  will be voted in favor of the election of the nominees  named below as  directors of the  Company,  to serve until the next annual  meeting of
Stockholders of the Company and until their successors shall be duly elected and qualified.  Directors  shall be elected by a  plurality  of the votes  cast,  in person or by proxy, at the Meeting. The terms of the current directors expire at the Meeting and when their successors are duly elected and qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a  director,  if  elected.  Should  any of the  nominees  not  remain a candidate for election at the date of the Meeting,  the Proxies will be voted in favor of those  nominees who remain  candidates  and may be voted for substitute nominees  selected  by the  Board  of  Directors.  All  nominees  are  currently directors  of the Company.  The names of the  nominees  and certain  information concerning them are set forth below:

                                                                              First Year
Name                         Principal Occupation               Age         Became Director
----                         --------------------               ---         ---------------

Warren G. Lichtenstein       DIRECTOR.  President  and Chief     35              1999
                             Executive    Officer   of   the
                             Company since June 23, 1999 and
                             Secretary  and Treasurer of the
                             Company since May 3, 2001.  Mr.
                             Lichtenstein   has   been   the
                             Chairman    of    the    Board,
                             Secretary   and  the   Managing
                             Member   of   Steel   Partners,
                             L.L.C.,  the general partner of
                             Steel Partners II, L.P. ("Steel
                             Partners"),  since  January  1,
                             1996.  Prior to such time,  Mr.
                             Lichtenstein  was the  Chairman
                             and   a   director   of   Steel
                             Partners,   Ltd.,  the  general
                             partner   of   Steel   Partners
                             Associates, L.P., which was the
                             general    partner   of   Steel
                             Partners from 1993 and prior to
                             January    1,     1996.     Mr.
                             Lichtenstein       was      the
                             acquisition/risk      arbitrage
                             analyst at Ballantrae Partners,
                             L.P.,   a  private   investment
                             partnership formed to invest in
                             risk     arbitrage,     special
                             situations   and    undervalued
                             companies, from

                                       -7-

                             1988 to 1990. Mr.  Lichtenstein
                             has  served  as a  director  of
                             WebFinancial   Corporation,   a
                             consumer and commercial lender,
                             since 1996 and as its President
                             and  Chief  Executive   Officer
                             since  December  1997.  He  has
                             served  as a  director  and the
                             Chief   Executive   Officer  of
                             Gateway  Industries,   Inc.,  a
                             provider       of      database
                             development  and website design
                             and development services, since
                             1994 and as the Chairman of the
                             Board    since    1995.     Mr.
                             Lichtenstein  is a director  of
                             the  following   publicly  held
                             companies: Tandycrafts, Inc., a
                             manufacturer  of picture frames
                             and   framed   art,    Puroflow
                             Incorporated,  a  designer  and
                             manufacturer    of    precision
                             filtration     devices,     ECC
                             International      Corp.,     a
                             manufacturer  and  marketer  of
                             computer-controlled  simulators
                             for   training   personnel   to
                             perform     maintenance     and
                             operator procedures on military
                             weapons,   and  US   Diagnostic
                             Inc., an operator of outpatient
                             medical  diagnostic imaging and
                             related  facilities.  He  is  a
                             former   director  of  Saratoga
                             Beverage    Group,    Inc.,   a
                             beverage    manufacturer    and
                             distributor,              Alpha
                             Technologies,      Inc.,     an
                             electronics          components
                             manufacturer,   SL  Industries,
                             Inc.,     a    designer     and
                             manufacturer  of  data  quality
                             systems,  Tech-Sym Corporation,
                             an electronics  engineering and
                             manufacturing  company, and PLM
                             International,     Inc.,     an
                             equipment leasing company.  Mr.
                             Lichtenstein   also  served  as
                             Chairman  of the Board of Aydin
                             Corporation,   a  provider   of
                             products  and  systems  for the
                             acquisition and distribution of
                             information   over   electronic
                             communications    media,   from
                             October  5, 1998 until its sale
                             to      L-3      Communications
                             Corporation  ("L-3")  in  April
                             1999 at a price of  $13.50  per
                             share,   which   represents   a
                             premium  of  approximately  39%
                             over the reported closing price
                             of  $9.69  per  share  the  day
                             preceding     the     announced
                             transaction   with   L-3.   The
                             business    address    of   Mr.
                             Lichtenstein  is  150  E.  52nd
                             Street,  21st Floor,  New York,
                             New York 10022.

Steven Wolosky               DIRECTOR.    Partner,    Olshan     45                                 1999
                             Grundman  Frome   Rosenzweig  &
                             Wolosky  LLP,  counsel to Steel
                             Partners II, L.P.,  since prior
                             to 1996.  Mr.  Wolosky  is also
                             Assistant   Secretary   of  WHX
                             Corporation.

Larry Callahan               DIRECTOR.   Special  situations     38                                 1999
                             analyst,  Huntleigh  Securities
                             since February  1998.  Prior to
                             that   Mr.   Callahan   was   a
                             portfolio  manager  with Linder
                             Funds since prior to 1996.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE ELECTION OF EACH OF
THE NOMINEES.

                                       -9-

BOARD MEETINGS AND COMMITTEES

         The Board of Directors did not hold any meetings  during the year ended
March 31, 2001.  From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware.

         The Board of Directors has a Stock Option and  Compensation  Committee,
which   administers   the  2000  Plan  and  the   Directors   Plan,   and  makes
recommendations  concerning salaries and incentive compensation for employees of and  consultants  to the  Company,  and an Audit  Committee,  which  reviews the
Company's  financial  statements and  accounting  policies,  resolves  potential conflicts of interest, receives and reviews the recommendations of the Company's independent  auditors and confers with the Company's  independent  auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal  accounting  controls.  The Stock  Option and  Compensation
Committee is currently  composed of Steven  Wolosky and Larry Callahan and Audit
Committee is currently  composed of Steven Wolosky and Larry  Callahan.  Neither the Stock  Option and  Compensation  Committee or the Audit  Committee  held any meetings  during Fiscal 2001.  The Company does not presently  have a nominating committee,  the customary  functions of such  committee  being  performed by the entire Board of Directors.

REPORT OF THE AUDIT COMMITTEE

         The  Audit  Committee  held a  meeting  on June 6, 2001 in order to (a)
review and discuss the audited financial statements with management; (b) discuss with the  independent  auditors the matters  required to be discussed by SAS 61;
and  (c)  recommend  to the  Board  of  Directors  that  the  audited  financial statements be included in the Company's  Annual Report on Form 10-K for the year ended March 31, 2001. The Company's Board of Directors has not adopted a written charter for the Audit Committee.

                       Submitted by the Audit Committee
                              Steven Wolosky
                              Larry Callahan

BOARD OF DIRECTORS COMPENSATION

         The Company does not currently  compensate  the members of the Board of
Directors.  Directors are reimbursed  for their  expenses  incurred in attending meetings of the Board of Directors.  In connection with their appointment to the
Board of Directors and subject to stockholder approval, Steven Wolosky and Larry
Callahan  each  received  options to  purchase  150,000  shares of Common  Stock pursuant  to the terms of the  Directors  Plan.  See  "Proposal  4 - Approval of
Adoption of the 1999 Directors  Stock Option Plan" for a summary  description of the Directors Plan.

                                      -10-

                                   MANAGEMENT

EXECUTIVE COMPENSATION

         Mr. Lichtenstein has served as Chief Executive Officer and President of the Company  since June 23, 1999 and as Secretary  and  Treasurer of the Company
since May 3, 2001. Mr.  Lichtenstein did not receive any  compensation  from the
Company  for the fiscal  year ended March 31, 2001 and no officer of the Company at March 31, 2001  received  compensation  in excess of $100,000  for the fiscal year ended March 31, 2001.

STOCK OPTION GRANTS AND OPTION VALUES

         During the fiscal  years  ended March 31,  2001,  2000 and 1999, there were no stock options granted to the Chief Executive Officer of the Company.  At
March 31,  2001,  the Chief  Executive  Officer of the  Company did not hold any stock  options and the Chief  Executive  Officer did not exercise any options in
Fiscal 2001.

EMPLOYMENT AGREEMENTS

         The Company  currently has no employment  agreements with any executive officer.

                                      -11-

                      MARKET FOR THE COMPANY'S COMMON STOCK

COMMON STOCK MARKET PRICE INFORMATION

         The  Company's  Common Stock is traded on the "Pink  Sheets"  under the symbol "CPRO". The following table shows, for the quarters indicated,  the range of bid prices for the Company's Common Stock as quoted by the Pink Sheets, LLC.

                                                                    Common Stock
                                                                    ------------
                                                                High             Low
                                                                ----             ---
Fiscal 2002
-----------

First Quarter (through April 26, 2001)...............          $0.090           $0.087

Fiscal 2001
-----------

First Quarter........................................          $0.150           $0.080
Second Quarter.......................................          $0.085           $0.085
Third Quarter .......................................          $0.110           $0.085
Fourth Quarter.......................................          $0.095           $0.083

Fiscal 2000
-----------

First Quarter........................................          $0.210           $0.100
Second Quarter.......................................          $0.290           $0.140
Third Quarter........................................          $0.110           $0.070
Fourth Quarter ......................................          $0.190           $0.070

Fiscal 1999
-----------

First Quarter........................................          $4.063           $2.938
Second Quarter.......................................          $3.500           $0.063
Third Quarter........................................          $0.125           $0.020
Fourth Quarter ......................................          $0.180           $0.030

         On May 2, 2001, the last full trading day prior to the day on which the
Preliminary  Proxy Statement was first filed with the SEC, the closing price for the Company's Common Stock on the "Pink Sheets" was $.088.

         On May 10, 2001,  the last  trading day prior to the Record  Date,  the closing price for the Company's Common Stock on the "Pink Sheets" was $.087.

         The  market  price  for  the  Company's  Common  Stock  is  subject  to fluctuation and stockholders are urged to obtain current market quotations.

DIVIDEND INFORMATION

         The Company has never paid any  dividends  on its Common Stock and does not  intend  to pay  such  dividends  in the  foreseeable  future.  The  Company currently intends to retain any future earnings for its development and growth.

                                      -12-

COMMON STOCK PERFORMANCE

         The following graph compares the cumulative  total return on the Common
Stock to the total  returns of the Russell  3000 and a selection of peer issuers with similar  market  capitalizations  as the Company.  In previous  years,  the
Company had  compared  its Common  Stock  performance  to that of the Standard &
Poor's SmallCap 600 and the Hambrecht & Quist Healthcare Index;  however,  since the Company currently has no operating business and its shares are traded on the
"Pink  Sheets",  the  Company  believes  that it is more  meaningful  to use the
Russell  3000  and a peer  group  comprised  of  entities  with  similar  market capitalizations as the Company as a useful basis for comparison. The Company has selected the following  companies in its peer group: CTI Industries Corp.; Essex
Bancorp, Inc.; EXX, Inc. (Class B); Healthwatch,  Inc.; Healthy Planet Products,
Inc.; K2 Digital,  Inc.; Lightning Rod Software,  Inc.; Open Plan Systems, Inc.;
Petrominerals  Corp.;  Plymouth Rubber,  Inc. (Class A); Plymouth  Rubber,  Inc.
(Class B); Sames  Corporation;  Sel-Leb  Marketing,  Inc.; Star Multi-Care SVCS;
Streamedia Communications,  Inc.; Total Containment,  Inc.; Trader.com NV (Class
A); VDC Communications,  Inc. The graph assumes that the value of the investment in the Company, the index and the peer group was $100 on March 29, 1996 and that all dividends were reinvested.

  COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES, PEER GROUPS,
                      INDUSTRY INDEXES AND/OR BROAD MARKETS

                                            -------------------------------FISCAL YEAR ENDING-------------------------------

Company/Index/Market                        3/29/1996       3/31/1997      3/31/1998     3/31/1999      3/31/2000     3/30/2001
--------------------                        ---------       ---------      ---------     ---------      ---------     ---------
CPX Corp.                                      100.00         40.87          23.02          .79             .63         .55

Peer Group                                     100.00        110.29          94.19        56.12           52.57       14.01

Russell 3000 Index                             100.00        116.50         172.07       194.21          234.53      180.21

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act, as amended,  requires the
Company's officers and directors, and persons who own more than ten percent of a registered  class  of the  Company's  equity  securities,  to  file  reports  of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent  stockholders are required by the SEC's  regulations to furnish the  Company  with copies of all Section  16(a) forms they file.  During  Fiscal
2001,  to the best  knowledge of the Company,  all of such forms were filed in a timely  manner,  with the exception of a transaction by Warren  Lichtenstein  in
June 2000 which was inadvertently reported late on a Form 5.

                                      -13-

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Steven Wolosky, a director of the Company,  is a member of the law firm of Olshan  Grundman  Frome  Rosenzweig  & Wolosky  LLP,  which law firm has been retained by the Company  during the last fiscal  year.  Fees  received  from the
Company  by such firm  during  the last  fiscal  year did not  exceed 5% of such firm's revenues.

THE COMPANY

         CPX Corp. was incorporated under the laws of the State of Delaware. The
Company  currently has no operating  business.  Management  is pursuing  various strategic alternatives which include the possible use of the Company's remaining net assets to acquire, merge, consolidate or otherwise combine with an operating
business  or  businesses;   however,   there  is  no  assurance  that  any  such
alternatives will occur.

         The  Company,  under its  former  name,  "CellPro",  filed a  voluntary petition for  reorganization  under Chapter 11 of the United  States  Bankruptcy
Code on October 28,  1998,  Case No.  98-13604 in the United  States  Bankruptcy
Court for the Western District of Washington,  Judge Karen Overstreet presiding, and the Company commenced  liquidation shortly thereafter.  On May 21, 1999, the
Bankruptcy Court issued an order confirming the Company's Second Amended Plan of
Reorganization  (the "Plan") dated as of May 10, 1999. The effective date of the
Plan occurred on June 1, 1999. Under such Plan, certain  pre-petition  creditors of the Company  were issued cash and  property  for  extinguishing  their claims against the  Company.  The Company  entered into a  Settlement  Agreement  dated
September 1998, with The John Hopkins  University,  Becton Dickinson and Company
and Baxter  Healthcare  Corporation,  pursuant to which the Company  made a cash payment to settle  certain  patent  litigation.  The Company also entered into a
Securities  Settlement Agreement to extinguish a certain securities class action claim  and a Florida  Securities  Settlement  Agreement  to  extinguish  a state securities action, both for cash payments.

         The Company  announced in June 1999 that it had changed its name to CPX
Corp. from CellPro, Incorporated.  Also during June 1999 the Company distributed funds to equity holders and in September 1999 made final  distribution  of funds to  equity  holders  having  received  the $1.4  million  proceeds  from a legal settlement.
                            _________________________

                                      -14-

            PROPOSAL 2 - PROPOSAL TO AMEND THE COMPANY'S AMENDED AND
                RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A
                     REVERSE STOCK SPLIT OF THE COMMON STOCK

         The Board of Directors has unanimously  adopted  resolutions  declaring the advisability of, and submits to the stockholders for approval,  an amendment
(the "Split Amendment") to the Restated Certificate of Incorporation effecting a reverse  stock split of the  outstanding  Common Stock as of 6:00 p.m.  (Eastern
Time) on the date the Split  Amendment  is filed with the  Secretary of State of the State of Delaware (the "Effective Date") pursuant to which each 1,000 shares of Common  Stock then  outstanding  will be  converted  into one share of Common
Stock (the "Reverse Split").  In lieu of issuing the fractional shares that will result from (i) the Reverse Split to  stockholders  of record of less than 1,000 shares  immediately  prior to the  Reverse  Split or (ii) the  Reverse  Split to stockholders of record of shares greater than 1,000 shares  immediately prior to the Reverse Split to the extent that any of such holders  would have  fractional shares after the Reverse  Split,  the Company will make a cash payment  based on the  average  daily  closing  price per share of the  Common  Stock on the "Pink
Sheets" for the 10 trading days  immediately  preceding the  Effective  Date, as discussed below. The Effective Date, which determines the amount of the Purchase
Price (as defined  below),  shall in no event occur later than 30 days following the date of the Meeting.  The text of the Split  Amendment is attached hereto as
Appendix  B. The  filing  of the Split  Amendment  and the  consummation  of the
Reverse  Split,  including  the making of cash  payments to  stockholders  whose shares of  Common  Stock are  converted  into less than a whole  share of Common
Stock  in  the  Reverse  Split,  are  collectively  referred  to  herein  as the
"Transaction."

         Promptly after the Reverse Split is approved by the  stockholders,  the
Company will terminate the  registration of its Common Stock under Section 12(g)
of the 1934 Act by  filing a Form 15 with  the SEC  certifying  that the  Common
Stock is held of record by less than 300 persons. Termination of registration of the Common Stock shall take effect 90 days thereafter, or such shorter period as the SEC may  determine.  The  Company's  duty to file periodic and other reports under Section 13(a) of the 1934 Act shall be suspended immediately upon filing a
Form 15,  provided,  however,  that if the Form 15 is subsequently  withdrawn or denied,  the Company shall,  within 60 days after the date of such withdrawal or denial, file with the SEC all reports that would have been required had the Form
15 not been filed.

                                      -15-

         The net effect of the  Transaction  on the holders of Common Stock will be as follows:

STOCKHOLDER AS OF EFFECTIVE DATE                NET EFFECT AFTER TRANSACTION

Registered stockholders holding 1,000 or        Shares of Common  Stock  will be
more shares of Common  Stock in a record        converted   on  a  1  for  1,000
account immediately prior to the Reverse        basis,    including   fractional
Split.                                          shares.    With    respect    to
                                                stockholders of record of an odd
                                                number  of shares  greater  than
                                                1,000 shares  immediately  prior
                                                to  the   Reverse   Split,   the
                                                Company will make a cash payment
                                                in   lieu   of    issuing    any
                                                fractional  shares. See "Special
                                                Factors-Cash  Payment in Lieu of
                                                Shares" below.

Registered  stockholders  holding  fewer        Shares of Common  Stock will be
than  1,000  shares  Common  Stock  in a        cashed out at a price  based on
record account  immediately prior to the        the  average  closing  price of
Reverse Split.                                  the  Common  Stock  during  ten
                                                days of  prior  to the  Reverse
                                                Split. You will not have to pay
                                                any  commissions  or other fees
                                                on this  cash-out.  Holders  of
                                                these  shares will not have any
                                                continuing  equity  interest in
                                                the   Company.   See   "Special
                                                Factors - Cash  Payment in Lieu
                                                of Shares" below.

         ANY  HOLDER OF RECORD OF LESS  THAN  1,000  SHARES OF COMMON  STOCK WHO
DESIRES TO RETAIN AN EQUITY INTEREST IN THE COMPANY AFTER THE EFFECTIVE DATE MAY
DO SO BY PURCHASING,  PRIOR TO THE EFFECTIVE DATE, A SUFFICIENT NUMBER OF SHARES
OF COMMON  STOCK IN THE OPEN MARKET SUCH THAT THE TOTAL NUMBER OF SHARES HELD OF
RECORD IN HIS NAME IMMEDIATELY PRIOR TO THE REVERSE SPLIT IS EQUAL TO OR GREATER
THAN 1,000.  HOWEVER, DUE TO THE LIMITED TRADING MARKET FOR THE COMPANY STOCK IT
IS POSSIBLE  THAT A  STOCKHOLDER  DESIRING  TO RETAIN AN EQUITY  INTEREST IN THE
COMPANY MAY NOT BE ABLE TO PURCHASE  ENOUGH SHARES TO RETAIN AN EQUITY  INTEREST
IN THE  COMPANY AT A FAIR  PRICE OR AT ALL.  ANY  BENEFICIAL  OWNER OF LESS THAN
1,000  SHARES WHO IS NOT A HOLDER OF RECORD  AND WHO  DESIRES TO HAVE HIS SHARES
EXCHANGED FOR CASH  PURSUANT TO THE  TRANSACTION  SHOULD  INSTRUCT HIS BROKER TO
TRANSFER HIS SHARES INTO HIS NAME IN A TIMELY  MANNER SUCH THAT SUCH  BENEFICIAL
OWNER WILL BE DEEMED A HOLDER OF RECORD IMMEDIATELY PRIOR TO THE REVERSE SPLIT.

SPECIAL FACTORS

BACKGROUND OF THE REVERSE SPLIT

         As of the Record  Date,  each of  approximately  317 record  holders of
Common Stock, or approximately 91% of the total number of record holders,  owned less than 1,000 shares of Common Stock. In addition,  such  stockholders  owning less than 1,000  shares  own in the  aggregate  less than 1% of the  outstanding shares of Common  Stock.  Based on the average  daily closing price per share of the  Common  Stock on the "Pink  Sheets"  for the 10  trading  days  immediately preceding  the Record Date of $.087,  ownership of 70,852 shares of Common Stock held by  record  holders  of less  than  1,000  shares  has a  market  value  of approximately $6,230.

                                      -16-

         The cost of administering each stockholder's  account and the amount of time spent by management of the Company in responding to stockholder requests is the same  regardless  of the number of shares held in the account.  Accordingly, the cost to the Company of maintaining many small accounts is disproportionately high when  compared  with the total  number of shares  involved.  In view of the disproportionate  cost to the Company of maintaining small stockholder accounts, management  of the Company  believes  that it would be beneficial to the Company and its stockholders as a whole to eliminate the administrative  burden and cost associated  with the  approximately  3,000 accounts  containing  less than 1,000 shares of Common  Stock.  It is expected  that the direct cost of  administering stockholder  accounts will be reduced by up to approximately  $5,000 per year if the Transaction is consummated.

         In addition,  since the Company  believes that  stockholders  holding a small number of shares would not make the effort to tender their shares pursuant to a tender offer by the Company, the cost of completing a tender offer could be significant in relation to the value of the shares.  Accordingly, if the Company is to acquire these shares,  the Company  believes it must do so by means of the
Reverse Split.

         An estimated  28,986,413  shares of Common Stock will be authorized but unissued by the Company after the Transaction.  While the Company has no current specific  plans to issue Common  Stock other than  pursuant to the 2000 Plan and the Directors Plan, the additional  treasury shares would provide the Board with flexibility in the management of the Company's capitalization,  the provision of incentives  to the  Company's  officers  and  other  employees,  and  to  pursue potential  acquisition  opportunities in the future. The additional Common Stock could  be used by the  Company  in  connection  with  (i) the  establishment  of director or employee stock  compensation  plans in addition to the 2000 Plan and the  Directors  Plan,  (ii) future  acquisitions  by the  Company,  (iii) future capital raising by the Company, and (iv) other corporate purposes. The number of shares  allocated by the Company under the 2000 Plan and the Directors  Plan are
1,500  shares and 750  shares,  respectively  (on a  post-split  basis).  Unless required by law or regulatory  authorities,  no further authorization by vote of
stockholders  will  be  sought  for  any  future  Common  Stock  issuances.   No
stockholder will have any preemptive or other preferential right to purchase any
Common  Stock  that  may be  issued  and  sold  by the  Company  in the  future.
Furthermore,  the  Board  of  Directors  has not yet  identified  any  potential acquisition opportunities.

         The Board of Directors believes that the decrease in outstanding shares as a result of the Transaction is in the best interests of the Company, and that the high number of outstanding  shares of Common Stock and the low trading price thereof impairs the  acceptability  of the stock by the financial  community and the investing public. The Company believes that the Split Amendment, by reducing the number of  outstanding  shares,  should  increase the per share market price accordingly.  It is  possible,  however,  that any  increase in per share market price may be proportionately less than the decrease in the number of outstanding shares.

                                      -17-

RECOMMENDATION OF THE BOARD OF DIRECTORS; FAIRNESS OF THE TRANSACTION

         RECOMMENDATION

         The  Company  did  not  obtain  an  independent   fairness  opinion  in
connection  with  the  proposed  Reverse  Split  proposal.  However,  the  Board considered  a  number  of  factors  in  determining  whether  it was in the best interests of the Company and its affiliated  and  unaffiliated  stockholders  to undertake a transaction to reduce the number of  stockholders  to fewer than 300 persons in order to  terminate  the  registration  of its Common Stock under the
1934 Act.  The Board of  Directors  reviewed  and  discussed  cost savings to be achieved by  terminating  the  registration  of the Common  Stock.  The Board of
Directors also considered the time and effort  currently  required of management to comply with the reporting and other  requirements  associated  with continued
registration  of the Common  Stock  under the 1934 Act.  The Board of  Directors considered  the effect that  terminating  the  registration  of the Common Stock might have on the market for the Common Stock and the ability of stockholders to buy and sell shares. The Board of Directors determined that the cost savings and reduced burden on management to be achieved by terminating  registration  of the
Common  Stock  under  the 1934  Act  outweighed  any  potential  detriment  from termination of registration.

         The  Transaction  was  approved  by  unanimous  written  consent of the directors  of the  Company  who are not  employees  of the  Company.  The  Board believes  that the  Transaction,  taken as a whole,  is fair to, and in the best interests  of the  Company and its  affiliated  and  unaffiliated  stockholders, including  those who will receive cash in lieu of fractional  shares,  those who will receive shares of new Common Stock and those who will receive both cash and shares.  The Board also believes that the process by which the Transaction is to be  approved  is fair.  The  Board  recommends  that the  stockholders  vote for approval and adoption of the Split Amendment. As the only officer or director of the Company who owns shares of the Company's Common Stock, Mr.  Lichtenstein has advised  the  Company  that he  intends to vote his shares in favor of the Split
Amendment.

                  BOARD CONSIDERATION OF ALTERNATIVE TRANSACTIONS

         The Board of Directors  considered several alternative  transactions to accomplish the reduction in the number of stockholders to fewer than 300 persons but,  ultimately  determined  the  Split  Amendment  was the  preferred  method.
Management  conducted  an analysis  of the  Company.  In making  this  analysis, management considered the following alternative strategies:

         (a) A cash tender offer,  but the Board believed it would not result in shares being  tendered by a sufficient  number of record  stockholders  so as to accomplish  the going private  objective and reducing  recurring  costs.  It was thought  unlikely  that many  holders of small  numbers of shares would make the effort to tender their shares and the cost of completing  the tender offer could be  significant  in relation to the value of the shares  sought to be purchased;
and

         (b) A purchase of shares in the open  market.  There is no  established trading market for the Common Stock; therefore, it would be highly unlikely that shares could be acquired by the Company  from a sufficient  number of holders to accomplish the Board's objectives.

                                      -18-

         The Board has  determined  that the Reverse Split  proposal is the most expeditious  and economical way of changing the Company's  status from that of a reporting  company to that of a more closely  held,  non-reporting  company.  In addition to the matters  discussed  above,  the Board considered the opportunity presented by the Transaction for stockholders  owning fewer than 1,000 shares of
record  to  liquidate  their  holdings   without   incurring   brokerage  costs,
particularly  given the relatively  illiquid  market for shares of the Company's
Common Stock.  The Company has not sought,  and has not received,  any proposals from any  unaffiliated  persons since the confirmation of its plan of bankruptcy for the  merger  or  consolidation  of the  Company,  or for the  sale or  other transfer  of all or any  substantial  portion of the  Company's  assets,  or for securities  of the  Company  that would  enable the holder  thereof to  exercise control of the Company. See "- Background of the Reverse Split."

         GENERAL FAIRNESS OF TRANSACTION

         The Board believes that the  Transaction is fair despite the absence of the following  statutory  safeguards  identified by the SEC  (collectively,  the
"Statutory  Safeguards"):  (a)  negotiation  of the terms of the  Transaction or preparation  of a  report  covering  the  fairness  of  the  Transaction  by  an unaffiliated  representative acting solely on behalf of the stockholders for the purpose  of  negotiating  the terms of the  Transaction  or  preparing  a report covering the fairness of the Transaction;  or (b) structuring the transaction so that approval of at least a majority of  unaffiliated  stockholders is required.
The  Company  did not obtain any report,  opinion or  appraisal  from an outside party relating to the  consideration or the fairness of the  consideration to be paid to  stockholders  holding fewer than 1,000 shares of Common Stock of record in any one  account or the  fairness of the  Transaction  to the Company and its remaining  stockholders.  The  Board  determined  that the cost of  obtaining  a fairness  opinion or  appraisal  from an  independent  committee or retaining an unaffiliated  representative  for the  purpose of  negotiating  the terms of the
Transaction on behalf of the stockholders  would be prohibitively high given the small number of shares  involved in the  Transaction.  The Board also determined that  requiring  approval  of the  Transaction  by a  majority  of  unaffiliated stockholders  would be  administratively  burdensome in view of the  significant number of  stockholders  with small holdings who would not likely make an effort to vote their shares.  The Board believes that the added cost of soliciting such stockholders would be prohibitively high.

         SUBSTANTIVE AND PROCEDURAL FAIRNESS OF TRANSACTION

         The Board of  Directors  believes in its  business  judgement  that the
Transaction  is   substantively   fair  to  all   affiliated  and   unaffiliated
stockholders  holding 1,000 or more shares of Common Stock,  notwithstanding the absence of the Statutory  Safeguards,  because the affiliated  and  unaffiliated stockholders  will  retain an  ownership  interest  in the Company and they will receive a cash  redemption  for  fractional  shares for fair market  value.  The
Transaction  would also protect such  stockholders from further decreases in the stock price.  Conversely,  the Transaction may be perceived by such stockholders to be  substantively  unfair  because there will be limited  public  information regarding the Company  available to the  stockholders  and there will be limited liquidity in their remaining shares of Common Stock. Additionally,  by redeeming the fractional  shares after the Reverse Split,  such stockholders will not have the ability to sell said fractional shares to a third party, thereby capping the value of the fractional shares as of the Effective Date.

         The Board of  Directors  believes  that in its business  judgement  the
Transaction is substantively fair to all unaffiliated stockholders holding fewer than 1,000 shares of Common Stock,  notwithstanding the absence of the Statutory
Safeguards, because the unaffiliated stockholders will receive a cash redemption for fractional shares for fair market value without paying brokerage commissions when such stockholders who would otherwise desire to sell their shares would not have the  opportunity  to do so because of the illiquid  market of the Company's
Common Stock. The Transaction  would also protect such stockholders from further decreases in the stock price.  Conversely,  the  Transaction may be perceived by such  stockholders to be substantively  unfair because they will be obligated to relinquish their ownership interest in the Company even if they desire to retain an ownership interest in the Company.  Additionally, by

                                      -19-

redeeming the fractional  shares after the Reverse Split, such stockholders will not have the ability to sell said  fractional  shares to a third party,  thereby capping  the  value  of the  fractional  shares  as of the  Effective  Date.

         In determining  the  substantive  fairness of the Transaction the Board also  considered  whether the Purchase  Price  constitutes  fair market value in relation to current and  historical  price levels of the Company's  Common Stock and the Company's net book value,  going  concern value and  liquidation  value.
Assuming the Transaction became effective on the Record Date, the Purchase Price would be $.0879  (calculated  based on the average daily  closing  prices of the
Common Stock for the 10 days immediately preceding the Record Date). The assumed
Purchase  Price is higher than the Company's  estimated net book value per share and going concern  value per share of $.0875 as of the Record Date.  The assumed
Purchase  Price is within the range of short term  historical  closing prices of the Common Stock which has traded at price levels  between  $.076 and .091 since
January 1, 2001. Although the assumed Purchase Price is significantly below long term historical closing prices, the Board believes that such comparisons are not meaningful  since the Company is no longer an operating  company and it does not believe  that the  current  stock price will  appreciate  at any time during the foreseeable  future.  The  assumed  Purchase  Price  is also  greater  than  the
Company's estimated  liquidation value per share of $.0807.  Neither the Company nor its affiliates  repurchased any shares of the Company's Common Stock and the
Company is not aware of any firm offers during the past two years for the merger or  consolidation  with or into the Company,  sale or transfer of a  substantial part of the assets of the  Company,  or a purchase of the  Company's  securities that would  enable the holder to control  the  Company.  Therefore,  the assumed
Purchase Price cannot be compared with prices proposed to be paid for securities of the Company in connection with any such transaction.  For these reasons,  the
Company believes that the Purchase Price will constitute fair market value.

         The Board  believes that the  Transaction is  procedurally  fair to all affiliated  and  unaffiliated  stockholders  notwithstanding  the absence of the
Statutory Safeguards,  because the Reverse Split is being effected in accordance with all requirements  under Delaware law and hence will require the affirmative vote of the holders of a majority of the Company's outstanding Common Stock; the
Company's officers and directors as a group do not own of record or beneficially a  sufficient  number  of  shares  to  assure  approval  of the  proposed  Split
Amendment;  between the date hereof and the Effective Date all  stockholders  of the Company  will have an  opportunity  to adjust the number of shares of Common
Stock  owned  by  them  so  that  holders  who  would  otherwise  be  cashed-out stockholders can become continuing holders, and continuing holders can so divide or otherwise adjust their existing holdings as to become cashed-out stockholders as to some or all of their shares; and after consideration of all the facts, all of the  directors,  including  those who are not  employees  of the Company have determined  that the  proposed  Split  Amendment is fair to all  affiliated  and unaffiliated  stockholders.  None of the  directors  is  expected  to adjust his holdings so as to become a cashed-out stockholder but the Company believes that, in making  their  decision  to base the  Purchase  Price on the ten day  average trading  price,  its directors  were  conscious of the  importance of the issues
(including those that adversely affect continuing  stockholders as well as those that  affect  cashed-out  stockholders)  and  acted  in  accordance  with  their fiduciary duties to the Company and its stockholders.

         In view of the circumstances and the wide variety of factors considered in connection with its evaluation of the substantive and procedural  fairness of the  Transaction,  taken as a whole,  the Board did not find it  practicable  to assign relative weights to factors considered in reaching its determination that the  Transaction  is  fair  and in the  best  interests  of the  affiliated  and unaffiliated stockholders. If any factor assisted the Board in its determination on the fairness of the  transaction,  the Board did not assign a relative weight to such factor and did not make a  determination  as to why a particular  factor should be assigned any weight.

                                      -20-

PURPOSE OF THE SPLIT AMENDMENT

         The purpose of the Reverse Split is to cash-out the equity interests in the  Company of each of the  approximately  317 record  holders of Common  Stock that, as of Effective  Date,  own fewer than 1,000 shares of Common Stock in any discrete  account  at a  price  determined  to be fair by the  entire  Board  of
Directors in order (i) to eliminate the cost of  maintaining  small  stockholder accounts,  (ii) to permit  small  stockholders  to receive cash for their shares without  having to pay  brokerage  commissions,  and (to  reduce  the  number of stockholders  of record of the  Company  to fewer  than 300  persons in order to relieve  the  Company  of the  administrative  burden  and cost and  competitive disadvantages  associated  with filing reports and otherwise  complying with the requirements of  registration  under the 1934 Act, by  deregistering  its Common
Stock under the 1934 Act.

 BENEFITS AND DETRIMENTS OF TRANSACTION TO THE COMPANY

         The Board believes that the Transaction  will benefit the Company.  The
Board has no present intention to raise capital through sales of securities in a public offering in the future or to acquire other business  entities using stock as the consideration for any such acquisition.  Accordingly,  the Company is not likely to make use of any  advantage  that the  Company's  status as a reporting company may offer for raising  capital  though it could utilize  common stock to facilitate  acquisitions  in the future even  though the  Company  will not be a public company.

         The Company incurs direct and indirect costs associated with compliance with the SEC's filing and reporting  requirements  imposed on public  companies.
The Company also incurs  substantial  indirect costs as a result of, among other things,  the time  expended by  executives  to prepare and review such  filings.
Since the  Company  has  relatively  few  executive  personnel  and no  salaried employees,  these indirect costs can be substantial.  Based on its experience in prior years,  the Company's  direct costs are estimated to  approximate  $90,000 annually as follows:

Independent Auditors                      $40,000
SEC Counsel                               $30,000
Printing and Mailing                      $10,000
Transfer Agent                            $ 4,000
Other Expenses                            $ 6,000
                                          =======
                                          $90,000

         Estimates of the annual  savings to be realized if the Split  Amendment is  implemented  are  based  upon (i) the  actual  costs to the  Company  of the services and  disbursements  in each of the above categories that were reflected in its recent  historical  financial  statements and (ii) the allocation to each category  of its  Management's  estimates  of the  portion of the  expenses  and disbursements in such category  believed to be solely or primarily  attributable to the Company's public/reporting company status. In some instances Management's estimates were based on information provided or upon verifiable assumptions. For example, its auditors have informed the Company,  informally, that there will be a reduction  in auditing  fees if the  Company  ceased to be public,  and no SEC counsel  will be needed if the  Company no longer  files  reports  with the SEC.
Other estimates were more subjective, e.g., the savings in transfer agent's fees that  could be  expected  because  of the 90% plus  reduction  in the  number of accounts to be handled by the  transfer  agent;  the lower  printing and mailing costs  attributable  to such  reduction  and  the  less  complicated  disclosure required by the Company's private status, the need for fewer directors' meetings
(and the consequent reduction in outside directors' fees and expenses);  and the reduction in direct  miscellaneous  clerical and other  expenses  (e.g. the word processing,  edgarizing,  telephone and fax charges associated with SEC filings)
and  elimination of the charges of brokers and banks in forwarding  materials to beneficial holders.

                                      -21-

         The estimates set forth above are just that--estimates;  and the actual savings to be  realized  may be higher or lower than such  estimates.  It is not expected  that any  portion of the  estimated  savings  will be  realized in the current  fiscal year ending March 31, 2002. In light of the  Company's  size and resources,  the Board does not  believe  such costs are  justified.  In light of these  disproportionate  costs,  the  Board  believes  that  it is in  the  best interests  of the  Company  and its  stockholders  as a whole to  eliminate  the administrative burden and costs associated with these small record accounts.

         Although all of these  factors have existed for some time,  the Company began considering the Split Amendment during calendar 2000. Based on an analysis of the Company's  operations,  risks and expenses relating to remaining a public company as described  and  quantified  above,  the Board  decided to propose the
Reverse Split at this time.

         The Transaction  will have certain  detrimental  effects on the Company including a loss in liquidity  of its Common  Stock and it may be difficult  for the Company to raise capital as a result of this loss in liquidity. However, the
Board believes that the benefits of eliminating  the  administrative  burden and
costs   associated   with   compliance  with  the  SEC's  filing  and  reporting
requirements and with maintaining  small record accounts outweigh the detriments of the Transaction.

BENEFITS AND DETRIMENTS OF TRANSACTION TO AFFILIATED AND UNAFFILIATED STOCKHOLDERS

         If the Split  Amendment is  implemented,  affiliated  and  unaffiliated stockholders  who remain as  stockholders  will  benefit by an increase in their percentage  ownership of the Company's Common Stock and in the net book value of their  holdings.  It is expected that (a) the  percentage of ownership of Common
Stock of the Company held by Mr.  Lichtenstein  will increase from 32% to 34.5%, and (b) the  collective  book  value of the  shares of Common  Stock held by Mr.
Lichtenstein will increase from $385,227 to $409,841.  The Transaction will also provide those registered stockholders with fewer than 1,000 shares in a discrete account with a  cost-effective  way to cash out their  investments,  because the
Company will pay all  transaction  costs in  connection  with the Reverse  Stock
Split Proposal.

         Potential  detriments to affiliated and  unaffiliated  stockholders who remain as stockholders if the Reverse Split is effected include decreased access to information and decreased  liquidity.  If the Reverse Split is effected,  the
Company intends to terminate the registration of its Common Stock under the 1934
Act. As a result of such  termination,  the Company will no longer be subject to the  periodic  reporting  requirements  and the proxy rules of the 1934 Act. The liquidity and market value of the shares of Common Stock held by affiliated  and unaffiliated  stockholders may be adversely affected by the Reverse Split and by termination  of the  registration  of the Common Stock under the 1934 Act. Other potential  detriments to stockholders  who are completely  cashed-out or receive cash for the sale of fractional  shares in the Reverse Split include various tax
consequences.   See  "Material   Federal  Income  Tax   Consequences"  and  "Tax
Consequences  to  Stockholders  Who Are Cashed Out in the Reverse  Stock Split."
Nevertheless,  the Board believes that the benefits of the Transaction described herein to affiliated and  unaffiliated  stockholders of the Company outweigh the detriments of the Transaction.

                                      -22-

CASH PAYMENT IN LIEU OF SHARES

         In lieu of issuing the  fraction  of a share of Common  Stock that will result  from (i) the  Reverse  Split to each holder of record of less than 1,000 shares or (ii) the Reverse  Split to each holder of record of greater than 1,000 shares to the extent that any of such holders would have fractional shares after the Reverse Split, the Company will value each outstanding share of Common Stock held at the close of business on the  Effective  Date at the average  daily last sales  price  per share of the  Common  Stock on the  "Pink  Sheets"  for the 10
trading days  immediately  preceding the Effective Date. Such per share price is hereinafter referred to as the "Purchase Price." The closing price of the Common
Stock on the last trading day  immediately  preceding the Record Date was $.087.
However,  since the Effective  Date is later than the Meeting date, the Purchase
Price  received for the Common  Stock,  may be less than the price of the Common
Stock at the time of the vote.  In no event  shall the  Effective  Date be later than 30 days following the date of the Meeting,  although the Effective Date may be less than 30 days following the date of the Meeting.

         If the  Transaction  does take  place,  each  stockholder  who holds of record less than 1,000  shares  immediately  prior to the Reverse  Split will be entitled  to receive,  in lieu of the  fraction  of a share  resulting  from the
Reverse Split, cash in the amount of the Purchase Price multiplied by the number of shares of Common  Stock  held by such  stockholder  immediately  prior to the
Reverse Split.  Each  stockholder who holds of record a number of shares greater than 1,000  shares  immediately  prior to the Reverse  Split will be entitled to receive,  in lieu of the fraction of a share  resulting  from the Reverse Split, cash in the amount of the Purchase  Price  multiplied by the fraction of a share of Common  Stock that would  otherwise  be  issuable to such  stockholder  after giving effect to the Reverse Split.  All amounts payable to  stockholders  will be subject to  applicable  state laws  relating to abandoned  property.  No service charges or brokerage  commissions  will be payable by stockholders in connection with the Transaction. The Company will pay no interest on cash sums due any such stockholder pursuant to the Transaction.

         Assuming  the  consummation  of the  Transaction,  as soon as practical after the Effective  Date, the Company will mail a letter of transmittal to each holder of record of less than 1,000 shares of Common Stock  immediately prior to the Reverse Split. The letter of transmittal  will contain  instructions for the surrender of such certificate or certificates to the Company's exchange agent in exchange for a cash payment in lieu of the fractional share into which each such holder's  shares of Common Stock were  converted in the Reverse  Split.  No cash payment  will be made to any  such  stockholder  until  he has  surrendered  his outstanding  certificate(s),  together  with the letter of  transmittal,  to the
Company's  exchange agent. No appraisal  rights are available under the Delaware
General  Corporation  Law, the Company's  By-laws or Charter to any stockholders who dissent from the proposed Transaction.  See "Appraisal Rights; Escheat Laws"
below.

SOURCE OF FUNDS AND FINANCIAL EFFECT OF THE TRANSACTION

         The Transaction and the use of approximately  $185,000 cash to complete the Reverse Split,  which includes  professional fees and other expenses related to the transaction and payments to be made in lieu of issuing fractional shares, are  not  expected  to  have  any  material  adverse  effect  on  the  Company's capitalization,  liquidity,  results of  operations  or cash flow.  Because  the actual  number of  fractional  shares which will be purchased by the Company and the price to be paid in lieu of fractional shares to stockholders who, following the Reverse  Split,  would hold of record in any discrete  account less than one share of Common  Stock are  unknown at this  time,  the total cash to be paid to holders by the Company is unknown, but is estimated to be approximately $92,000.

         The Company expects to be able to finance the  Transaction  through its working capital.

                                      -23-

         The unaudited pro forma financial  information which present the effect of the Transaction on the Company's  historical  financial  position,  including expenses  of  the  transactions  described  herein  and  the  cash  payments  to
cashed-out   stockholders  estimated  to  aggregate   approximately  $92,000  is
incorporated herein by reference to the Company's Annual Report on Form 10-K for the Fiscal  Year ended  March 31,  2001,  as amended.  The  unaudited  pro forma balance  sheets  reflect the  Transaction as if it occurred on the balance sheet dates. The unaudited pro forma statements of operations  reflect the Transaction as if it had occurred at the beginning of the periods presented.

         The unaudited pro forma balance sheets are not  necessarily  indicative of what the Company's  financial position would have been if the Transaction had been effected on the dates indicated,  or will be in the future. The information shown on the  unaudited pro forma  statements  of operations is not  necessarily indicative of the results of future operations.

         The  unaudited  pro  forma  financial  statements  should  be  read  in conjunction with the historical financial statements and accompanying  footnotes of the Company  which are  incorporated  herein by  reference  to the  Company's
Annual Report on Form 10-K for the Fiscal Year Ended March 31, 2001, as amended, and the Company's  Quarterly  Reports on Form 10-Q for the Fiscal Quarters Ended
June 30, 2000, September 30, 2000 and December 31, 2000.

EFFECT OF THE PROPOSED REVERSE SPLIT ON STOCKHOLDERS

         Upon  consummation of the Reverse Split at 6:00 p.m.  (Eastern Time) on
the Effective Date, each  stockholder who owned of record less than 1,000 shares of Common Stock  immediately prior to the Reverse Split will have only the right to receive cash based upon the Purchase  Price in lieu of receiving a fractional share resulting from the Reverse Split. The interest of each such stockholder in the Company will be terminated  thereby,  and each such stockholder will have no right to vote as a stockholder or share in the Company's  assets,  earnings,  or profits  following  the Reverse  Split.  It will not be possible for  cashed-out stockholders  to  re-acquire  an equity  interest  in the  Company  unless  they purchase an interest from the remaining stockholders.

         Upon  consummation of the Reverse Split at 6:00 p.m.  (Eastern Time) on
the Effective Date, each stockholder who owned of record 1,000 or more shares of
Common  Stock  immediately  prior  to  the  Reverse  Split  will  continue  as a stockholder  with respect to the share or shares of Common Stock  resulting from the Reverse Split. Each such stockholder will continue to share in the Company's assets,  earnings or profits,  if any, to the extent of each such  stockholder's ownership of Common Stock following the Transaction.

         For  stockholders  of record  who hold  1,000 or more  shares of Common
Stock  immediately prior to the Reverse Split, the net effect of the Transaction will be a  one-for-1,000  reverse  split of the  Common  Stock.  Except  for the payment of cash in lieu of fractional  shares to holders of shares  greater than
1,000 shares,  after the Transaction such  stockholders will hold 1/1000 as many shares  of  Common  Stock as such  stockholders  held  immediately  prior to the
Reverse Split.  In addition,  excluding the reduction in  outstanding  shares of
Common Stock due to the payment of cash for  fractional  shares (as described in the  preceding  sentence)  due to the payment of cash to record  holders of less than 1,000 shares in lieu of fractional shares resulting from the Reverse Split, the total  number of  outstanding  shares of Common  Stock will  decrease by the number of outstanding shares divided by 1,000.

                                      -24-

EFFECT OF THE PROPOSED REVERSE SPLIT ON THE COMPANY

         The  Amended  and  Restated  Certificate  of  Incorporation   currently
authorizes  the  issuance of  29,000,000  shares of Common  Stock and  1,000,000 shares of Preferred  Stock,  for an aggregate of  30,000,000  shares.  As of the
Record Date, the number of outstanding shares of Common Stock was 14,633,985 and no  shares  of  Preferred  Stock  were  issued or  outstanding.  Based  upon the
Company's best estimates,  if the  Transaction  had been  consummated as of such date, the number of  outstanding  shares of Common Stock would have been reduced by the Transaction from 14,633,985 to  approximately  13,587 or by approximately
14,620,398  shares,  and the number of holders of record of Common  Stock  would
have  been  reduced  from   approximately   348  to  approximately   317  or  by
approximately 31 stockholders.

         The Common Stock is currently  registered  under  Section  12(g) of the
1934 Act and, as a result,  the Company is subject to the periodic reporting and other requirements of the 1934 Act. As a result of the Transaction,  the Company will  have  less  than  300  holders  of  record  of its  Common  Stock  and the requirement that the Company  maintain its registration  under the 1934 Act will terminate  and it will  become  a  "private"  company.  In  connection  with the proposed  Transaction,  the Company has filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3") with the SEC.

         Based on the  aggregate  number of shares owned by holders of record of less than 1,000 shares as of the Record Date and the average daily closing price per share of the  Common  Stock on the "Pink  Sheets"  for the 10  trading  days immediately  preceding such date, the Company estimates that payments of cash in lieu of the  issuance of  fractional  shares to persons who held less than 1,000 shares of  Common  Stock  immediately  prior to the  Reverse  Split  will  total approximately  $92,000  in the  aggregate  (1,046,985  shares  multiplied  by an assumed  Purchase  Price of $.0879 per share based on the average  daily closing price per share of the Common Stock on the "Pink Sheets" for the 10 trading days immediately preceding the Record Date).

         The par value of the Common  Stock  will  remain at $.001 per share and the number of authorized  shares will remain the same following  consummation of the  Transaction.  As a result,  although  the total  number of shares of Common
Stock following the Split Amendment will be reduced by 14,620,398,  the ratio of the  number of shares  authorized  but  unissued  to the total  number of shares authorized will be increased, which increase could have an anti-takeover effect.
After the consummation of the Transaction, the outstanding shares will represent less  than 1% of the total  authorized  shares of  Common  Stock.  Although  the
Company has no current plans, arrangements or understandings to issue any Common
Stock, the Company is not amending its Articles of Incorporation at this time to reduce  the total  number  of  authorized  shares to be more in line with  those already  issued.  The  reason  for this is that the  Company  believes  that the availability  of these  shares  could  protect  the  Company  from  hostile  and unfavorable  take-over  attempts  and can also be used by the Company to attract employees and financing interest.

         Shares of Common Stock could,  within the limits  imposed by applicable law, be issued by the Company in one or more  transactions  that would make more difficult,  and  therefore  less  likely,  a takeover of the  Company.  Any such issuance of additional  shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding  shares of Common
Stock, and such additional shares could be used to dilute the stock ownership or voting rights of persons  seeking to obtain control of the Company.  Because the number of shares subject to redemption  pursuant to the  Transaction  represents only approximately 7% of the total number of shares outstanding as of the Record
Date,  the dilutive  effect of re-issuing  any of such redeemed  shares could be expected to be correspondingly small.

                                      -25-

CONDUCT OF THE COMPANY'S BUSINESS AFTER THE TRANSACTION

         The Company expects its business and operations to continue as they are currently being conducted and, except as disclosed below, the Transaction is not anticipated  to have  any  effect  upon  the  conduct  of its  business.  If the
Transaction is consummated, all persons owning fewer than 1,000 shares of record at the  Effective  Date of the  Reverse  Split  will no longer  have any  equity interest in, and will not be stockholders of, the Company and therefore will not participate in its future potential or earnings and growth.  Instead,  each such owner of Common  Stock will have the right to  receive,  upon  surrender  of his stock certificate, the Purchase Price per share in cash, without interest.

         If the Transaction is effected, the Company believes that, based on the
Company's  stockholder  records,  approximately  31  stockholders of record will remain.  In  addition,  Warren  Lichtenstein  (the  only  member of the Board of
Directors  and  management  of the Company who owns Common Stock of the Company)
now owning approximately 32% of the Common Stock will own approximately 34.5% of the Common  Stock after the  Transaction.  See  "SECURITY  OWNERSHIP  OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT."

         The  Company  plans,  as a result  of the  Reverse  Split,  to become a privately held company.  The registration of the Common Stock under the 1934 Act will be  terminated.  In  addition,  because the Common  Stock will no longer be publicly held, the Company will be relieved of the obligation to comply with the proxy rules of Regulation 14A under Section 14 of the 1934 Act, and its officers and directors and stockholders  owning more than 10% of the Common Stock will be relieved of certain obligations under the 1934 Act.

         Other than as  described in this Proxy  Statement,  neither the Company
nor  its   management   has  any  current  plans  or  proposals  to  effect  any
extraordinary  corporate  transaction;  such  as  a  merger,  reorganization  or liquidation;  to sell or transfer any material  amount of its assets;  to change its Board of Directors or management;  to change  materially its indebtedness or capitalization;  or  otherwise to effect any  material  change in its  corporate structure of business.

EXCHANGE OF STOCK CERTIFICATES

         As  soon  as  practicable  after  the  Effective  Date,   assuming  the
consummation of the  Transaction,  the Company will send letters of transmittal, for use in transmitting stock certificates to the Company's  designated exchange agent,  to all  stockholders of record who held less than 1,000 shares of Common
Stock  immediately  prior to the  Reverse  Split.  Upon  proper  completion  and execution of a letter of transmittal  and return thereof to the exchange  agent, together  with  certificates,  each such  stockholder  will  receive cash in the amount to which the  holder is  entitled,  as  described  above,  in lieu of the fractional  share into which such  stockholder's  shares were  converted  in the
Reverse Split. After the Reverse Split and until  surrendered,  each outstanding certificate  held by a  stockholder  of record who held less than  1,000  shares immediately  prior to the  Reverse  Split  will be deemed  for all  purposes  to represent  only the right to  receive  the amount of cash to which the holder is entitled pursuant to the Transaction. In the event that the Company is unable to locate these small holders,  however,  funds otherwise  payable  pursuant to the
Transaction  to a  stockholder  who cannot be located  will be held until proper claim therefor is made, subject to applicable escheat laws.

                                      -26-

         In connection with the Transaction, the Common Stock will be identified by a new CUSIP number, which will appear on all certificates representing shares of Common Stock issued after the Effective Date.  After the Effective Date, each certificate  representing  shares of Common Stock that was outstanding  prior to the Effective Date and that was held by a stockholder of record of 1,000 or more shares  immediately prior to the Reverse Split,  until surrendered and exchanged for a new  certificate,  will be deemed for all  corporate  purposes to evidence ownership  of  such  number  of  shares  as is  set  forth  on the  face  of the certificate  divided by 1,000,  rounded  down to the next whole  number,  with a stockholder  entitled to receive cash in lieu of any fractional  share resulting from the  Transaction.  Any  stockholder  desiring to receive a new  certificate bearing the new CUSIP  number can do so at any time by  contacting  the exchange agent at the address set forth above for  instructions  for surrendering his old certificates.  After the  Effective  Date, an old  certificate  presented to the exchange agent in settlement of a trade will be exchanged for a new  certificate bearing the new CUSIP number.

         All amounts payable to stockholders will be subject to applicable state laws relating to abandoned property. No service charges or brokerage commissions will be payable by stockholders in connection with the Transaction.  The Company will  pay  no  interest  on  cash  sums  due  any  stockholder  pursuant  to the
Transaction. See "CASH PAYMENT IN LIEU OF SHARES" above.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of the material  anticipated  Federal income tax  consequences of the reverse stock split to stockholders of the Company.  It should be noted  that this  summary is based  upon the  Federal  income tax laws currently  in effect and as  currently  interpreted.  This summary does not take into account  possible  changes in such laws or  interpretations,  including any amendments to applicable  statutes,  regulations  and proposed  regulations,  or
changes  in  judicial  or  administrative   rulings,  some  of  which  may  have
retroactive  effect.  The summary is provided for general  information only, and does not purport to address all aspects of the range of possible  Federal income tax consequences of the reverse stock split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not account for or consider the Federal income tax  consequences to stockholders of the  Company  in light of their  individual  investment  circumstances  or to holders  subject to special  treatment  under the  Federal  income tax laws (for example, life insurance companies,  regulated investment companies,  and foreign taxpayers).  This summary does not discuss any  consequence of the reverse stock split under any state, local or foreign tax laws.

         No ruling from the Internal  Revenue Service or opinion of counsel will be obtained regarding the Federal income tax consequences to the stockholders of the  Company in  connection  with the reverse  stock  split.  ACCORDINGLY,  EACH
STOCKHOLDER IS ENCOURAGED TO CONSULT ITS TAX ADVISER  REGARDING THE SPECIFIC TAX
CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT TO SUCH STOCKHOLDER,  INCLUDING
THE APPLICATION AND EFFECT OF FEDERAL,  STATE,  LOCAL AND FOREIGN TAXES, AND ANY
OTHER TAX LAWS.

                                      -27-

         The Board of  Directors  believes  that the  Reverse  Split  would be a tax-free  recapitalization  to the Company and its stockholders.  If the Reverse
Split qualifies as a recapitalization  described in Section  368(a)(1)(E) of the
Internal Revenue Code of 1986, as amended (the "Code"), (i) no gain or loss will be recognized  by a  stockholder  of Common Stock who exchanges (or is deemed to exchange) its Common Stock for new Common Stock,  except that a holder of Common
Stock who receives cash  proceeds  from the sale of fractional  shares of Common
Stock will  recognize a gain or loss equal to the  difference,  if any,  between such  proceeds  and the basis of its Common Stock  allocated  to its  fractional share  interests,  and such  gain or loss,  if any,  will  generally  constitute capital  gain or loss if its  fractional  share  interests  are held as  capital assets at the time of their  sale,  (ii) the tax basis of the new  Common  Stock received  by  holders  of Common  Stock will be the same as the tax basis of the
Common Stock  exchanged  therefor,  less the tax basis  allocated to  fractional share  interests  and (iii) the  holding  period of the new Common  Stock in the hands of holders of new Common  Stock will  include the holding  period of their
Common Stock exchanged  therefor,  provided that such Common Stock was held as a capital asset immediately prior to the exchange.

         Generally,  the stockholders  receiving cash for fractional shares will not be subject to backup withholding or informational  reporting with respect to the cash distributed unless the cash distributed is twenty dollars or more.

TAX CONSEQUENCES TO STOCKHOLDERS WHO ARE CASHED OUT IN THE REVERSE STOCK SPLIT

         Generally  speaking,  a  stockholder  of Common Stock who is completely cashed out in the Reverse Split (namely,  those  stockholders  who own less than
1,000  shares)  will  recognize  capital  gain or loss  equal to the  difference between  the  cash  received  for the  cashed-out  stock  and the  stockholder's adjusted tax basis in such stock.

         A stockholder who is completely cashed out in the Reverse Split will be required  to  furnish  the  stockholder's  social  security  number or  taxpayer identification number to the Transfer Agent. Failure to provide such information may result in backup withholding.

PROVISIONS FOR UNAFFILIATED SECURITY HOLDERS

         Unaffiliated  stockholders  of the Company  will be given access to the corporate  files of the  Company  and  allowed to obtain  counsel  or  appraisal services  at the  expense  of the  Company or any other such party to the extent provided by the Delaware General Corporation Law.

APPRAISAL RIGHTS; ESCHEAT LAWS

         No  appraisal   rights  are  available   under  the  Delaware   General
Corporation Law to stockholders who dissent to the Reverse Stock Split Proposal.
There may exist other rights or actions under state law for stockholders who are aggrieved by reverse stock splits  generally.  Although the nature and extent of such  rights or  actions  are  uncertain  and may vary  depending  upon facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate  transactions.  For example,  stockholders  could, if they deemed such to be applicable,  take appropriate legal action against the Company and its Board of  Directors,  and claim that the  transaction  was unfair to the unaffiliated  stockholders,  and/or that there was no  justifiable or reasonable business purpose for the Reverse Split.

                                      -28-

         The  unclaimed  property  and escheat  laws of each state  provide that under  circumstances  defined in that state's statutes,  holders of unclaimed or abandoned  property must  surrender  that  property to the state.  Persons whose shares are eliminated and whose addresses are unknown to the Company,  or who do not return their stock certificates and request payment therefor, generally will have a  period  of  years  from the  Effective  Date in which to claim  the cash payment payable to them. For example,  with respect to  stockholders  whose last known  addresses  are in New York,  as shown by the records of the Company,  the period is three years.  Following the expiration of that three-year  period, the
Abandoned  Property  Law of New York would  likely  cause the cash  payments  to escheat to the State of New York. For stockholders who reside in other states or whose last known  addresses,  as shown by the  records  of the  Company,  are in states other than New York,  such states may have abandoned  property laws which call for such state to obtain either (i)  custodial  possession of property that has been unclaimed until the owner reclaims it; or (ii) escheat of such property to the state. Under the laws of such other  jurisdictions,  the "holding period"
or the time  period  which  must  elapse  before  the  property  is deemed to be abandoned  may be shorter or longer than three  years.  If the Company  does not have an address for the holder of record of the shares,  then unclaimed cash-out payments  would be  turned  over to its  state of  incorporation,  the  state of
Delaware, in accordance with its escheat laws.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS  RECOMMENDS THAT THE STOCKHOLDERS  VOTE IN FAVOR
OF THE PROPOSAL APPROVING THE SPLIT AMENDMENT.

                            -------------------------

                                      -29-

         PROPOSAL 3 - APPROVAL OF ADOPTION OF 2000 STOCK OPTION PLAN

         The Board of  Directors  of the Company has  unanimously  approved  for submission to a vote of the  stockholders a proposal to adopt the 2000 Plan. The
2000 Stock Option Plan  supercedes  and replaces the Company's 1999 Stock Option
Plan. All share information under this proposal has not been adjusted to reflect the Reverse Split.

         The  purpose  of the 2000  Plan is to  retain  in the  employ of and as directors,  consultants  and  advisors  to  the  Company  persons  of  training, experience  and  ability,  to attract new  employees,  directors,  advisors  and consultants  whose services are considered  valuable,  to encourage the sense of proprietorship  and to  stimulate  the active  interest  of such  persons in the development and financial  success of the Company and its  subsidiaries.  As the
Company  continues  to develop  its plans to acquire or develop a  business,  it believes that the grants of options and other forms of equity participation will become a more  important  means to retain and compensate  employees,  directors, advisors and consultants.

         Each option  granted  pursuant to the 2000 Plan shall be  designated at the time of grant as either an "incentive  stock option" or as a  "non-statutory stock option." The following  description of the 2000 Plan is a summary and does not purport to fully describe the 2000 Plan.

ADMINISTRATION OF THE PLAN

         The 2000 Plan is administered by a committee  consisting of two or more directors  who are  "Non-Employee  Directors"  (as such term is  defined in Rule
16b-3) and "Outside Directors" (as such term is defined in Section 162(m) of the
Code) (the "Committee").  The Committee determines to whom among those eligible, and the time or times at which options will be granted,  the number of shares to be subject to options,  the duration of options,  any conditions to the exercise of options,  and the manner in and price at which options may be  exercised.  In making such  determinations,  the Committee may take into account the nature and period of service of eligible persons, their level of compensation,  their past, present and potential contributions to the Company and such other factors as the
Committee in its discretion deems relevant.

         The  Committee is  authorized  to amend,  suspend or terminate the 2000
Plan, except that it is not authorized without stockholder approval (except with
regard  to  adjustments   resulting  from  changes  in  capitalization)  to  (i)
materially increase the number of shares that may be issued under the 2000 Plan;
(ii) materially  increase the benefits  accruing to the option holders under the
2000 Plan;  (iii)  materially  modify the  requirements  as to  eligibility  for participation in the 2000 Plan; (iv) decrease the exercise price of an Incentive
Option to less than 100% of the Fair Market Value per share of stock on the date of grant thereof,  decrease the exercise price of a Nonqualified  Option to less than  80% of the  Fair  Market  Value  per  share  of stock on the date of grant thereof; or (v) extend the term of any option beyond ten years.

         Unless the 2000 Plan is terminated  earlier by the  Committee,  it will terminate on October 11, 2010.

COMMON STOCK SUBJECT TO THE 2000 PLAN

         The 2000 Plan  provides  that  options may be granted with respect to a total of 1,500,000 shares of Common Stock. Under certain circumstances involving a change in the number of shares of Common Stock,  such as a stock split,  stock consolidation or payment of a stock dividend,  the class and aggregate number of shares of Common Stock in respect of which options may be granted under the 2000
Plan, the class and number of shares subject to each outstanding  option and the option price per share will be proportionately  adjusted.  If any option expires or  terminates  for any reason,  without  having  been  exercised  in full,  the unpurchased  shares  subject  to such  option  will be  available  again for the purposes of the 2000 Plan.

                                      -30-

PARTICIPATION

         Any employee,  officer,  director of, and any consultant and advisor to the  Company or any of its  subsidiaries  shall be  eligible  to  receive  stock options under the 2000 Plan.  Only employees of the Company or its  subsidiaries shall be eligible to receive incentive stock options.

OPTION PRICE

         The exercise price of each option is determined by the  Committee,  but may not be less than 100% of the Fair Market Value (as defined in the 2000 Plan)
of the  shares of Common  Stock  covered by the option on the date the option is granted in the case of an incentive stock option,  nor less than 80% of the Fair
Market Value of the shares of Common Stock covered by the option on the date the option is granted in the case of a non-statutory  stock option.  If an incentive stock  option is to be  granted  to an  employee  who owns over 10% of the total combined  voting power of all classes of the Company's  capital stock,  then the exercise  price may not be less than 110% of the Fair Market Value of the Common
Stock covered by the option on the date the option is granted.

TERMS OF OPTIONS

         The Committee  shall, in its  discretion,  fix the term of each option, provided that the maximum term of each option shall be ten years.  The 2000 Plan provides for the earlier  expiration of options of a participant in the event of certain  terminations  of employment or engagement.  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate  structure  affecting  the common  stock of the Company,  the Stock
Option and  Compensation  Committee  shall  make an  appropriate  and  equitable adjustment in the number and kind of shares reserved for issuance under the 2000
Plan and in the number and option price of shares subject to outstanding options granted  under the 2000 Plan,  to the end that  after  such  event  each  option holder's  proportionate  interest shall be maintained as immediately  before the occurrence of such event.

RESTRICTIONS ON GRANT AND EXERCISE

         Generally,  an option may not be  transferred or assigned other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and, during the lifetime of the option holder,  may be exercised solely by him.  The  aggregate  Fair Market  Value  (determined  at the time the incentive  stock  option is granted)  of the shares as to which an employee  may first  exercise  incentive  stock  options  in any one  calendar  year under all incentive stock option plans of the Company and its  subsidiaries may not exceed
$100,000.  The Committee may impose any other conditions to exercise as it deems appropriate.

REGISTRATION OF SHARES

         The  Company  intends  to  file  a  registration  statement  under  the
Securities  Act of 1933, as amended,  with respect to the Common Stock  issuable pursuant  to the 2000 Plan  subsequent  to the  approval of the 2000 Plan by the
Company's stockholders.

RULE 16B-3 COMPLIANCE

         In all cases, the terms, provisions,  conditions and limitations of the
2000 Plan shall be construed and  interpreted  consistent with the provisions of
Rule 16b-3 of the 1934 Act, as amended.

                                      -31-

TAX TREATMENT OF INCENTIVE OPTIONS

         No taxable  income will be  recognized by an option holder upon receipt of an  incentive  stock  option,  and the Company  will not be entitled to a tax deduction in respect of such grant.

         In general,  no taxable  income for Federal income tax purposes will be recognized  by an option  holder upon receipt or exercise of an incentive  stock option and the Company will not then be entitled to any tax deduction.  Assuming that the  option  holder  does not  dispose  of the  option  shares  before  the expiration  of the longer of (i) two years after the date of grant,  or (ii) one year after the  transfer  of the option  shares,  upon  disposition,  the option holder will  recognize  capital  gain equal to the  difference  between the sale price on disposition and the exercise price.

         If,  however,  the option holder disposes of his option shares prior to the  expiration of the required  holding  periods,  he will  recognize  ordinary income for Federal income tax purposes in the year of  disposition  equal to the lesser of (i) the difference between the fair market value of the shares at date of exercise  and the exercise  price,  or (ii) the  difference  between the sale price upon  disposition  and the exercise  price.  Any  additional  gain on such disqualifying  disposition will be treated as capital gain. In addition, if such a  disqualifying  disposition is made by the option holder,  the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option  holder  provided  such amount  constitutes  an ordinary  and  reasonable expense of the Company.

         The amount by which the fair market  value of the shares at the time of exercise  exceeds the exercise price of an incentive  stock option will be a tax preference item for purposes of the alternative  maximum tax, which, in general, imposes  a 26% tax rate on the  initial  $175,000  (and a 28% rate in  excess of
$175,000)  of the excess of (i) an  individual's  taxable  income  with  certain adjustments  and  increased  by certain tax  preference  items over (ii) $33,750
($45,000  for  joint  returns)  reduced  by $.25  for each  $1.00  by which  the
alternative   minimum  taxable  income  exceeds  $112,500  ($150,000  for  joint returns).  Special  rules apply to capital gain income.  An  individual  will be liable for the  alternative  minimum  tax only to the extent  that the amount of such tax exceeds the liability for regular Federal income tax.

TAX TREATMENT OF NON-STATUTORY OPTIONS

         No taxable  income will be  recognized by an option holder upon receipt of a non-statutory  stock option,  and the Company will not be entitled to a tax deduction for such grant.

         Upon the exercise of a  non-statutory  stock option,  the option holder will  include in taxable  income for Federal  income tax  purposes the excess in value on the date of  exercise  of the  shares  acquired  upon  exercise  of the non-qualified  stock option over the exercise  price.  Upon a subsequent sale of the shares,  the option holder will derive short-term or long-term gain or loss, depending upon the option  holder's  holding  period for the shares,  commencing upon  the  exercise  of the  option,  and upon the  subsequent  appreciation  or depreciation in the value of the shares.

         The Company generally will be entitled to a corresponding  deduction at the time that the  participant is required to include the value of the shares in his income.

WITHHOLDING OF TAX

         The Company is  permitted to deduct and  withhold  amounts  required to satisfy its withholding tax liabilities with respect to its employees or, in its discretion,  permit the withholding of shares  otherwise  issuable to the option holder.

                                      -32-

OPTION GRANTS

         No options have heretofore been granted under the 2000 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE
ADOPTION OF THE 2000 PLAN.

                            -------------------------

PROPOSAL 4 - APPROVAL OF THE ADOPTION OF THE 1999 DIRECTORS STOCK OPTION PLAN

         The Board of  Directors  of the Company has  unanimously  approved  for submission to a vote of the stockholders a proposal to adopt the Directors Plan.
All share  information  under this proposal has not been adjusted to reflect the
Reverse Split.

         The  Directors  Plan is intended to assist the Company in securing  and retaining  Directors  of the  Company by  allowing  them to  participate  in the ownership  and  growth  of the  Company  through  the  grant  of  stock  options
("Directors  Options").  The  Directors  Plan will provide a means  whereby such
Directors may purchase  Common Stock  pursuant to Directors  Options  granted in accordance with the Directors Plan.

ADMINISTRATION AND GRANTS

         The Directors  Plan will be  administered  by the Board of Directors of the Company in accordance with the express provisions of the Directors Plan. The
Board of Directors will have full and complete authority to adopt such rules and regulations and to make all such other  determinations not inconsistent with the
Directors Plan as may be necessary for the administration of the Directors Plan.

         On the date an eligible  Director is elected to the Board of Directors, such Director will receive the grant of an option to purchase  150,000 shares of
Common  Stock.  On each  anniversary  date  of the  appointment  of an  eligible
Director to the Board of  Directors,  such Director will receive the grant of an option to purchase  10,000  shares of Common  Stock.  The terms for the grant of
Directors Options to an eligible Director may only be changed if permitted under
Rule 16b-3 of the 1934 Act.

COMMON STOCK SUBJECT TO THE PLAN

         The  Common  Stock  to be  issued  under  the  Directors  Plan  will be currently  authorized but unissued Common Stock.  The number of shares of Common
Stock  available  under the  Directors  Plan will be  subject to  adjustment  to prevent  dilution in the event of a stock split,  combination  of shares,  stock dividend or certain other events.  Shares of Common Stock subject to unexercised
Directors  Options that expire or are terminated  prior to the end of the period during which Directors  Options may be granted will be restored to the number of shares of Common Stock available for issuance under the Directors Plan.

                                      -33-

         The Company is authorized  under the Directors  Plan to issue shares of
Common Stock  pursuant to the  exercise of  Directors  Options with respect to a maximum of 750,000  shares of Common  Stock.  As of the date hereof,  options to purchase 300,000 shares of Common Stock at an exercise price of $0.15 per share, vesting over a three year period have been  granted  pursuant to, and subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of Common  Stock,  the  Directors  Plan and are held by  Directors of the
Company, as follows:

                       Steven Wolosky            150,000 Shares
                       Larry Callahan            150,000 Shares

ELIGIBILITY

         The  Committee  is  authorized  to grant  Directors  Options  under the
Directors  Plan only to Directors who are not full or part time employees of the
Company or its subsidiaries or affiliates of the Company (directors who directly or indirectly own more than 10% of the outstanding shares of Common Stock of the
Company).  The term of the  Directors  Option  shall be five (5) years  from the grant  date of  each  Directors'  Option,  subject  to  earlier  termination  in accordance with the Directors Plan.

DESCRIPTION OF OPTIONS

         The  exercise  price  for  each  share of  Common  Stock  subject  to a
Directors  Option  shall be the closing  price or last sale price on the date of issuance.

         Directors  Options  granted under the Directors Plan are exercisable at such  time or  times  and  subject  to such  terms  or  conditions  as  shall be determined by the Board, provided, however, that except in the event of death or disability upon which events the Directors Options are immediately  exercisable, unless a longer vesting period is otherwise determined by the Board of Directors at grant,  Directors  Options  are  exercisable  as  follows:  one-third  of the aggregate  shares of Common Stock  purchasable  thereunder  commencing  one year after the date of grant,  an additional  one-third  exercisable  commencing  two years  after  the  date  of  grant  and  the  balance  commencing  on the  third anniversary  from the date of grant.  The  Board of  Directors  may  waive  such installment  exercise  provision  at any  time  in  whole  or in part  based  on performance and/or such other factors as the Board of Directors may determine in its sole  discretion,  however no Directors  Options shall be exercisable  until after six months from the date of grant.

         Directors  Options  may be  exercised  in  whole or in part at any time during the option period,  by written notice of exercise and payment of the full purchase  price as  follows:  in cash or by  check,  bank  draft or money  order payable to the Company;  by delivery of shares of Common Stock  already owned by an eligible  director (based on the market value of the Common Stock on the date of exercise);  or through the written election of the Director to have shares of
Common Stock  withheld from the shares of Common Stock  otherwise to be received
(based on the fair market value of the Common Stock on the date of exercise).

TRANSFERABILITY; TERMINATION OF DIRECTORSHIP

         All  Directors   Options   granted   under  the   Directors   Plan  are
non-transferable and non-assignable except by will or by the laws of descent and distribution,  and may be exercised  during the lifetime of the optionee only by the optionee, his guardian or legal representative.

                                      -34-

TERMINATION AND AMENDMENT

         The  Directors  Plan will  terminate  on October 11,  2010,  but may be terminated by the Board of Directors at any time before such date. The Directors
Plan may be amended at any time by the Board of Directors.  However, without the approval of the stockholders of the Company,  no such amendment may (i) increase the number of shares of Common  Stock  which may be issued  under the  Directors
Plan; (ii) modify the  requirements as to eligibility for  participation  in the
Directors  Plan;  (iii) change the minimum option exercise price; or (iv) extend the Directors  Option term.  Any  termination or amendment of the Directors Plan will not impair the rights of  optionees  under  outstanding  Directors  Options without the consent of the affected optionees.

FEDERAL INCOME TAX CONSEQUENCES

         No taxable  income will be  recognized by an option holder upon receipt of a non-statutory  stock option,  and the Company will not be entitled to a tax deduction for such grant.

         Upon the exercise of a  non-statutory  stock option,  the option holder will  include in taxable  income for Federal  income tax  purposes the excess in value on the date of  exercise  of the  shares  acquired  upon  exercise  of the non-qualified  stock option over the exercise  price.  Upon a subsequent sale of the shares,  the option holder will derive short-term or long-term gain or loss, depending upon the option  holder's  holding  period for the shares,  commencing upon  the  exercise  of the  option,  and upon the  subsequent  appreciation  or depreciation in the value of the shares.

         The Company generally will be entitled to a corresponding  deduction at the time that the  participant is required to include the value of the shares in his income.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE
ADOPTION OF THE DIRECTORS PLAN.

                            -------------------------

PROPOSAL 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         On  November  24,  1998,  PricewaterhouseCoopers  LLP  resigned  as the auditors for the Company.

         During the fiscal years ended March 31, 1998 and March 31, 1997,  there
were  no  disagreements  with   PricewaterhouseCoopers  LLP  on  any  matter  of
accounting  principles or practices,  financial statement  disclosure,  auditing scope or procedure or any other  reportable  event which, if not resolved to the satisfaction  of  PricewaterhouseCoopers  LLP,  would have  caused  them to make reference to the matter in their report.

         PricewaterhouseCoopers   LLP's  report  on  the   Company's   financial
statements for the fiscal year ended March 31, 1998,  contained a  qualification and explanatory paragraph with respect to the Company's ability to continue as a going  concern.  Except  with  respect  to  the  qualification  and  explanatory
paragraph   for  the  fiscal  year  ended  March  31,   1998,   the  reports  of
PricewaterhouseCoopers  LLP for the fiscal  years ended March 31, 1998 and March
31, 1997 did not contain an adverse  opinion or disclaimer of opinion,  and were not  qualified  or  modified  as to  uncertainty,  audit  scope,  or  accounting principles.

                                      -35-

         PricewaterhouseCoopers  LLP  previously  furnished  the Company  with a letter addressed to the SEC stating that it agreed with the above statements.

         In June 1999,  the Company  engaged Grant Thornton LLP as the Company's auditors.  The Company has not consulted with Grant Thornton LLP during the past two fiscal years  concerning  the  application  of accounting  principles or any issues related to accounting, auditing or financial reporting.

         Although the selection of auditors does not require  ratification,  the
Board has directed that the  appointment  of Grant  Thornton LLP be submitted to stockholders for ratification due to the significance of such appointment to the
Company.  If  stockholders  do not ratify the appointment of Grant Thornton LLP, the Board will consider the appointment of other certified  public  accountants.
The approval of the  proposal to ratify the  appointment  of Grant  Thornton LLP requires  the  affirmative  vote of a  majority  of votes cast by holders of the
Common Stock.

         The  Company's  auditors for Fiscal 2001 were Grant  Thornton  LLP. The
Company does not expect a representative  of Grant Thornton LLP to be present at the Meeting.

         Fees billed to Company by Grant Thornton LLP during Fiscal 2001:

         Audit  fees  billed to the  Company  by Grant  Thornton  LLP during the
Company's  2001  fiscal  year  for  review  of the  Company's  annual  financial statements and those financial  statements  included in the Company's  quarterly reports on Form 10-Q totaled approximately $20,000.

         Financial Information Systems Design and Implementation Fees:

         The Company did not engage Grant  Thornton LLP to provide advice to the
Company regarding financial information systems design and implementation during the fiscal year ended March 31, 2001.

         All Other Fees:

         Fees billed to the Company by Grant  Thornton LLP during the  Company's
2001  fiscal year for all other  non-audit  services  rendered  to the  Company, including tax related services totaled approximately $40,000.

ANNUAL REPORT

         All  stockholders  of record as of the Record Date,  have been sent, or are concurrently herewith being sent, a copy of the Company's 2001 Annual Report for the  year  ended  March  31  2001,  which  contains  certified  consolidated financial  statements  of the  Company and its  subsidiaries  for the year ended
March 31, 2001.

         ANY STOCKHOLDER OF THE COMPANY MAY OBTAIN,  WITHOUT  CHARGE,  A COPY OF
THE  COMPANY'S  ANNUAL  REPORT ON FORM 10-K FOR THE YEAR  ENDED  MARCH 31,  2000
(WITHOUT  EXHIBITS) AS FILED WITH THE  SECURITIES  AND EXCHANGE  COMMISSION,  BY
WRITTEN  REQUEST TO THE COMPANY'S  SECRETARY,  CPX CORP.,  150 EAST 52ND STREET,
21ST FLOOR, NEW YORK, NEW YORK 10022.

                                      -36-

                              STOCKHOLDER PROPOSALS

         In order to be considered  for  inclusion in the proxy  materials to be distributed in connection  with the next annual meeting of  Stockholders  of the
Company,  stockholders  proposals  for such  meeting  must be  submitted  to the
Company no later than [------], 2002.

         On May 21,  1998  the SEC  adopted  an  amendment  to  Rule  14a-4,  as promulgated  under the 1934 Act. The amendment to Rule  14a-4(c)(1)  governs the
Company's  use of its  discretionary  proxy voting  authority  with respect to a stockholder  proposal which is not addressed in the Company's  proxy  statement.
The new amendment provides that if a proponent of a proposal fails to notify the
Company  at least 45 days  prior to the  month and day of  mailing  of the prior
year's  proxy   statement,   then  the  Company  will  be  allowed  to  use  its
discretionary  voting  authority  when the  proposal  is raised at the  meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 2002 Annual Meeting of  Stockholders,  if
the  Company  is not  provided  notice  of a  stockholder  proposal,  which  the stockholder  has  not  previously  sought  to  include  in the  Company's  proxy statement,  by  [------],  2002,  the Company  will be allowed to use its voting authority as outlined above.

                              AVAILABLE INFORMATION

         The  proposed  Split   Amendment  will  result  in  a  "going  private"
transaction.  The  Company  has  filed a Rule  13e-3  Transaction  Statement  on
Schedule 13E-3 under the 1934 Act with respect to the Transaction.  The Schedule
13E-3 contains additional information about the Company.  Copies of the Schedule
13E-3 are  available  for  inspection  and  copying at the  principal  executive offices  of  the  Company  during  regular  business  hours  by  any  interested stockholder of the Company,  or a  representative  who has been so designated in writing,  and may be  inspected  and copied,  or  obtained  by mail,  by written request directed to CPX Corp.,  150 East 52nd Street,  21st Floor, New York, New
York 10022 attention: Warren Lichtenstein, Secretary.

         The Company is currently subject to the information requirements of the
1934 Act and in accordance  therewith files periodic  reports,  proxy statements and other information with the SEC relating to its business, financial and other matters.  Stockholders  of the Company as of the Record Date for the Meeting are
being forwarded a copy of the Company's Annual Report on Form 10-K (exclusive of exhibits) as filed with the SEC, and the  consolidated  statements  of financial condition  of the  Company  as of  March  31,  2001  and  2000  and the  related consolidated  statements  of income,  changes in  stockholders'  equity and cash flows for each of the three years ended March 31, 2001,  prepared in  accordance with  generally  accepted  accounting  principles.  Copies of the Company's Form
10-Qs for the  quarterly  periods  ended June 30, 2000,  September  30, 2000 and
December  31, 2000 are  available,  upon  written  request,  at no charge to all stockholders.  For a copy, write to CPX Corp., 150 East 52nd Street, 21st Floor,
New York, New York 10022 attention: Warren Lichtenstein, Secretary.

         Copies of such reports, proxy statements and other information, as well as the  Schedule  13E-3,  may be copied  (at  prescribed  rates)  at the  public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W.,
Judiciary Plaza, Washington, D.C. 20549 and at the following Regional Offices of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and Seven
World  Trade  Center,  Suite  1300,  New  York,  New  York  10048.  For  further information concerning the SEC's public reference rooms, you may call the SEC at
1-800-SEC-0330.  Some of this information may also be accessed on the World Wide
Web through the SEC's Internet  address at  "http://www.sec.gov."  The Company's common stock is quoted on the "Pink Sheets" under the symbol "CPRO," and certain reports, proxy statements and other information can also be inspected and copied at the offices of the National  Association of Securities  Dealers, 33 Whitehall
Street, New York, NY 10004-2193.

                                      -37-

                                  OTHER MATTERS

         As of the date of this Proxy Statement,  management knows of no matters other than those set forth herein which will be presented for  consideration  at the  Meeting.  If any other matter or matters are  properly  brought  before the
Meeting or any adjournment  thereof, the persons named in the accompanying Proxy will have discretionary authority to vote or otherwise act, with respect to such matters in accordance with their judgment.

                                   Warren G. Lichtenstein
                                   Chairman and
                                   Chief Executive Officer

                                      -38-

                     PRELIMINARY COPY SUBJECT TO COMPLETION
                              DATED JUNE ___, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                    CPX CORP.
                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS

[______], 2001

         The  undersigned,  a stockholder of CPX Corp.,  a Delaware  corporation
(the "Company"),  does hereby  constitute and appoint Warren G. Lichtenstein and
Steven  Wolosky the true and lawful  attorneys  and  proxies  with full power of substitution,  for and in the name, place and stead of the undersigned,  to vote all of the shares of Common Stock of the Company that the  undersigned  would be
entitled  to  vote  if  personally   present  at  the  2001  Annual  Meeting  of
Stockholders  of the Company to be held at the offices of Olshan  Grundman Frome
Rosenzweig  &  Wolosky LLP at 505 Park Avenue,  New York,  New York 10022 on
[_____],  2001 at 9:00 a.m.,  local time, or at any  adjournment or adjournments thereof.

         The undersigned  hereby instructs said proxies or their  substitutes as set forth below.

1.       ELECTION OF DIRECTORS:

         The  election  of  Warren G.  Lichtenstein,  Steven  Wolosky  and Larry
         Callahan.

         / / FOR / / TO WITHHOLD  AUTHORITY TO VOTE FOR ALL NOMINEES TO WITHHOLD
         AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), PRINT NAME(S) BELOW:

         --------------------------------

2.       APPROVAL AND  ADOPTION OF THE  PROPOSED  AMENDMENT TO ARTICLE IV OF THE
         COMPANY'S  CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-1,000 REVERSE
         SPLIT.

         / / FOR               / / AGAINST            / / ABSTAIN

3.       APPROVAL AND ADOPTION OF THE 2000 PLAN.

         / / FOR              / / AGAINST            / / ABSTAIN

4.       APPROVAL AND ADOPTION OF THE DIRECTORS PLAN

         / / FOR             / / AGAINST            / / ABSTAIN

5.       TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS:

         / / FOR            / / AGAINST            / / ABSTAIN

6.       DISCRETIONARY AUTHORITY:

         In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the Meeting.

                                                 (Continued on the reverse side)

                                      -39-

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE
GIVEN.  UNLESS  OTHERWISE  SPECIFIED,  THIS  PROXY  WILL BE VOTED  TO ELECT  THE
NOMINEES AS  DIRECTORS,  IN FAVOR OF THE  APPROVAL  AND  ADOPTION OF THE REVERSE
SPLIT,  IN FAVOR OF THE APPROVAL AND ADOPTION OF THE 2000 PLAN AND THE DIRECTORS
PLAN,  TO  RATIFY  THE  APPOINTMENT  OF  GRANT  THORNTON  LLP AS  THE  COMPANY'S
INDEPENDENT AUDITOR AND IN FAVOR OF AND IN ACCORDANCE WITH THE DISCRETION OF THE
PROXIES OR PROXY WITH  RESPECT TO ANY OTHER  BUSINESS  TRANSACTED  AT THE ANNUAL
MEETING.

         The undersigned  hereby revokes any proxy or proxies  heretofore  given and  acknowledges  receipt of a copy of the Notice of Annual  Meeting  and Proxy
Statement,  both dated ___, 2001,  and a copy of the Company's  Annual Report on
Form 10-K for the fiscal year ended March 31, 2001.

                                   Please mark,  date,  sign and mail this proxy
                                   in the envelope provided for this purpose. No
                                   postage is  required  if mailed in the United
                                   States.

                                   ______________________, 2001

                                   _______________________(L.S.)

                                   _______________________(L.S.)
                                         Signature(s)

                                   NOTE:  Please  sign  exactly  as your name or
                                   names   appear   hereon.   When   signing  as
                                   attorney, executor, administrator, trustee or
                                   guardian,  please  indicate  the  capacity in
                                   which signing. When signing as joint tenants,
                                   all parties in the joint  tenancy  must sign.
                                   When a proxy is given by a Company, it should
                                   be signed with full  corporate name by a duly
                                   authorized officer.

                                      -40-

                                   APPENDIX A

[Date]

IMPORTANT REMINDER

DEAR CPX CORP. STOCKHOLDERS:

         Your  proxy  has not  yet  been  received  for the  Annual  Meeting  of
Stockholders  of CPX Corp.  scheduled to be held on [insert  meeting  date].  No matter how many or how few shares you own, your vote is important.

         At the  Annual  Meeting,  you will be asked to vote upon,  among  other things,  the  election of three  directors,  the approval of an amendment of the
Company's  Restated  Certificate  of  Incorporation  to  effect a  one-for-1,000 reverse stock split,  the approval of the  Company's  2000 Stock Option Plan and the 1999 Directors Stock Option Plan.

         As further  described in the Proxy Statement  previously mailed to you, the  approval of the  reverse  stock split will enable the Company to go private and therefore end its  obligations to file annual and periodic  reports and make other filings with the Securities and Exchange Commission. If approved, benefits derived from going private  include (i)  eliminating  the costs  associated with filing  documents  under the Securities and Exchange Act of 1934,  (ii) reducing the cost of administrating  stockholder  accounts and requests,  (iii) providing liquidity  to holders  owning a small  number of shares and (iv)  providing  the
Company  with  greater   flexibility   in  the   management   of  the  Company's
capitalization and the ability to pursue potential acquisitions in the future.

         For reasons  outlined in the Proxy  Statement,  the Board of  Directors encourages you to vote FOR all proposals.

         Please  take the  time  today  to  sign,  date  and  mail the  enclosed duplicate  proxy in the  postage  paid  envelope as soon as  possible.  If it is convenient,  you may also vote your  shares over the  Internet or by  telephone, simply follow the directions on the reverse side of this letter.

         If you need another copy of the Proxy  Statement or have any questions, please  contact  MacKenzie  Partners,  Inc.,  which  is  assisting  us with  the solicitation of proxies, at (800) 322-2885 Toll-free or (212) 929-5500 Collect.

         Your prompt attention to this matter would be greatly appreciated.

                                            Sincerely,

                                            WARREN G. LICHTENSTEIN
                                            Chairman of the Board
                                            and Chief Executive Officer

                                      -41-

INSTRUCTIONS FOR VOTING BY TELEPHONE

         *     Call the 800  telephone  number  located in the upper left of the enclosed proxy.

         *     Use your 12-digit control number, which is located above Proposal
               1 to access the voting menu.

         *     Follow the pre-recorded instructions

INSTRUCTIONS FOR VOTING VIA THE INTERNET

         *     Contact www.PROXYVOTE.com.

         *     Use your 12-digit control number, which is located above Proposal
               1 to access the voting screen.

         *     Follow the pre-printed instructions.

                If you have any questions, or need assistance in
                  voting your shares, please contact our proxy
                     solicitor, MacKenzie Partners, Inc. at
                         (800)322 - 2885 (toll-free) or
                         (212)929 - 5500 (call collect)

                                      -42-

                                   APPENDIX B

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                                    CPX CORP.

--------------------------------------------------------------------------------

         It is hereby certified that:

         (1)   The name of the corporation is CPX CORP. (the "Corporation").

         (2)   The amendment of the  certificate  of  incorporation  effected by this certificate of amendment is to reflect a reverse stock split of the Corporation's  common stock. The amendment does not change
               the   terms  and   provisions of the   Corporation's   authorized
               blank-check preferred stock.

         (3)   To accomplish the foregoing  amendment,  the leading paragraph of
               Article FOURTH of the Corporation's certificate of incorporation, relating to the reverse stock split of the  Corporation's  Common
               Stock, is hereby amended to state the following:

                    "FOURTH:  The total  number  of  shares  of stock  which the
                    Corporation  shall have the authority to issue is 30,000,000 shares,  consisting  of (i)  1,000,000  shares of  Preferred
                    Stock,  $.001 par value  (the  "Preferred  Stock")  and (ii)
                    29,000,000  shares of  Common  Stock,  $.001 par value  (the
                    "Common Stock).

                    Simultaneously with the effective date of the filing of this amendment to the Corporation's  Certificate of Incorporation
                    (the  "Effective  Date"),  each share of Common  Stock,  par value  $.001  per  share,  of  the  Corporation  issued  and outstanding or held as treasury shares  immediately prior to
                    the   Effective   Date  (the  "Old  Common   Stock")   shall
                    automatically  be  reclassified  and continued (the "Reverse
                    Stock Split"),  without any action on the part of the holder thereof,  as  1/1000  of one  share  of  Common  Stock.  The
                    Corporation  shall not issue fractional shares on account of the  Reverse  Split.  Holders of Old Common  Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Split shall receive, upon surrender of the stock certificates  formerly representing shares of the Old Common
                    Stock, in lieu of such  fractional  share, an amount in cash
                    (the "Cash-in-Lieu  Amount") equal to the product of (i) the fractional  share which a holder would otherwise be entitled to,  multiplied  by  (ii)  1,000  times  such  price  as the
                    Corporation's   Board  of  Directors   determines,   in  its
                    discretion, to be the fair market value per share of the Old
                    Common  Stock on the  business  day  prior to the  Effective
                    Date.  No  Interest  shall be  payable  on the  Cash-in-Lieu
                    Amount."

         (4)   The  amendment  of  the  certificate  of   incorporation   herein
               certified has been duly adopted in accordance with the provisions of Section  242 of the  General  Corporation  Law of the State of
               Delaware.

                                      -43-

         Signed and attested to on June __, 2001.

                                         By:  _________________________________
                                              Name:  Warren G. Lichtenstein
                                              Title: Chief Executive Officer

                                      -44-